SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of the Securities
Exchange Act of 1934

Filed by the Registrant                                             ☒
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 FBR Fund for Tax-Free Investors, Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY PROXY MATERIALS - FOR SEC USE ONLY

FBR American Gas Index Fund, Inc. FBR American Gas Index Fund	FBR Family of Funds FBR Financial Services Fund FBR Small Cap Financial Fund FBR Small Cap Technology Fund FBR Small Cap Value Fund FBR Technology Fund

FBR Fund for Government Investors FBR Fund for Government Investors

FBR Fund for Tax-Free Investors, Inc.
FBR Virginia Tax-Free Portfolio
FBR Maryland Tax-Free Portfolio

1001 19th Street North
Arlington, VA  22209
(888) 888-0025
www.fbr.com\funds

January 5, 2004

Dear Shareholder:

Please find enclosed proxy information for a special meeting of investors of each of the separate investment series listed above (each a "Fund") of the FBR American Gas Index Fund, Inc., FBR Family of Funds, FBR Fund for Government Investors, and FBR Fund for Tax-Free Investors, Inc. to be held on February 20, 2004.  The purpose of the meeting is to ask shareholders to consider the following proposals:

  Approval of a new Investment Advisory Agreement for each of the Funds;

  Approval of new Sub-Advisory Agreements for certain of the Funds;

  Approval of a Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940 for certain of the Funds;

  Approval of a proposed Agreement and Plan of Reorganization, pursuant to which each Fund would be reorganized as separate series of The FBR Funds, a newly-created Delaware statutory trust; and

  Approval of any other matters as may properly come before the Meeting and any adjournment or postponement thereof.

Your vote is important. Please review this proxy statement and sign and return each proxy card you have received today. You may also vote by telephone or via the Internet as explained in the enclosed proxy materials. If you have questions regarding any of the proposals or need assistance in completing your proxy card, please contact Georgeson Shareholder Communications, Inc. ("GS"), a professional proxy solicitation firm, toll-free at 866.666.0185. As the meeting date approaches and we have still not  received your executed ballot, you may receive a call from GS reminding you to vote your shares.

  Sincerely,

David H. Ellison, President FBR Family of Funds and FBR American Gas Index Fund, Inc.	and	Webb C. Hayes, President FBR Fund for Government Investors and FBR Fund for Tax Free Investors, Inc.

FBR American Gas Index Fund, Inc. FBR American Gas Index Fund	FBR Family of Funds FBR Financial Services Fund FBR Small Cap Financial Fund FBR Small Cap Technology Fund FBR Small Cap Value Fund FBR Technology Fund

FBR Fund for Government Investors FBR Fund for Government Investors

FBR Fund for Tax-Free Investors, Inc.
FBR Virginia Tax-Free Portfolio
FBR Maryland Tax-Free Portfolio

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the Above Named Funds:

Notice is hereby given that a Special Meeting of Shareholders of each of the series listed above (each a "Fund") of the FBR American Gas Index Fund, Inc. ("AGI"), FBR Family of Funds ("FoF"), FBR Fund for Government Investors ("FGI"), and FBR Fund for Tax-Free Investors, Inc. ("TFI"), will be held on February 20, 2004, at 2:00 P.M. Eastern Time (the "Meeting"), in the offices of the Funds at 1001 19th Street North, Arlington, VA  22209, for the purpose of considering and acting on the following matters:

Funds Affected	Proposal
All Funds (except Small Cap Technology Fund)	1.	To approve new Investment Advisory Agreements between AGI, FoF, FGI, and TFI, on behalf of each of their respective Funds, and their respective investment adviser.
Small Cap Value Fund Virginia Tax-Free Portfolio Maryland Tax-Free Portfolio	2.

To approve new Investment Sub-Advisory Agreements for the benefit of the Small Cap Value Fund, Virginia Tax-Free Portfolio, and Maryland Tax-Free Portfolio between each Fund's investment adviser and sub-adviser.

Virginia Tax-Free Portfolio Maryland Tax-Free Portfolio	3.	To approve a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Virginia Tax-Free Portfolio and Maryland Tax-Free Portfolio; and
All Funds	4.

To approve a proposed Agreement and Plan of Reorganization ("Reorganization Agreement"), pursuant to which each Fund would be reorganized as separate series of The FBR Funds, a newly-created Delaware statutory trust ("New Trust"); and

All Funds	5.	To consider and act upon any matters incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

After careful consideration, the Boards of Directors of AGI and TFI and the Boards of Trustees of FoF and FGI unanimously approved each of the proposals listed above and recommended that shareholders vote "FOR" each proposal. The matters referred to above are discussed in detail in the proxy statement attached to this notice. The Boards of Directors/Trustees have fixed the close of business on December 22, 2003 as the record date for determining shareholders entitled to notice of and to vote at the Meeting. Each share of the Funds is entitled to one vote with respect to each proposal, with fractional votes for fractional shares.

Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED SO THAT YOU WILL BE REPRESENTED AT THE MEETING - OR YOU MAY VOTE BY TELEPHONE OR ON THE INTERNET AS DESCRIBED BELOW. If you have submitted a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

By Order of the Directors/Trustees of
FBR American Gas Index Fund, Inc.
FBR Family of Funds
FBR Fund for Government Investors, and
FBR Fund for Tax-Free Investors, Inc.

Kimberly J. Ochterski
Secretary

January 5, 2004

YOUR VOTE IS IMPORTANT

In order to avoid the additional expense of a second solicitation, we urge you to complete, sign and return promptly the enclosed Proxy. The enclosed addressed envelope requires no postage and is intended for your convenience.

In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:

To vote by Telephone:	To vote by Internet:

1. Read the Proxy Statement and have your Proxy card at hand.	1. Read the Proxy Statement and have your Proxy card at hand.
2. Call the 1-800 number that appears on your Proxy card.	2. Go to the website printed on your Proxy card.
3. Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.	3. Enter the 12-digit control number set forth on the Proxy card and follow the simple instructions.

ii

FBR American Gas Index Fund, Inc. FBR American Gas Index Fund	FBR Family of Funds FBR Financial Services Fund FBR Small Cap Financial Fund FBR Small Cap Technology Fund FBR Small Cap Value Fund FBR Technology Fund

FBR Fund for Government Investors FBR Fund for Government Investors

FBR Fund for Tax-Free Investors, Inc.
FBR Virginia Tax-Free Portfolio
FBR Maryland Tax-Free Portfolio

1001 19th Street North
Arlington, VA  22209

PROXY STATEMENT

FOR A SPECIAL MEETING OF SHAREHOLDERS

This Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Directors/Trustees of the FBR American Gas Index Fund, Inc., a Maryland corporation ("AGI"), FBR Family of Funds, a Delaware statutory trust ("FoF"), FBR Fund for Government Investors, a Delaware statutory trust ("FGI"), and FBR Fund for Tax-Free Investors, Inc., a Maryland corporation ("TFI"), on behalf of their separate investment series named above (each a "Fund" and collectively referred to sometimes as, the "FBR Funds"), to be used in connection with a Special Meeting of Shareholders of the Funds to be held on February 20, 2004. All persons who are shareholders of one or more of the Funds as of the close of business on December 22, 2003 (the "Record Date") will be entitled to notice of and to vote at the Meeting. The FBR Funds know of no other business to be voted upon at the Meeting other than those proposals set forth in the accompanying Notice of Special Meeting of Shareholders and described in this Proxy Statement.

The mailing address of the principal executive offices of the FBR Funds is 1001 19th Street North, Arlington, VA 22209. The approximate date on which this Proxy Statement and form of proxy are first sent to shareholders of the Funds is January 5, 2004.

Only shareholders of record of the FBR Funds at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If no instructions are given, the proxies will be voted in favor of the proposals. To revoke a proxy, the shareholder giving such proxy must either submit to the FBR Funds a subsequently dated proxy, deliver to the Funds a written notice of revocation or otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.

The presence in person or by proxy of the holders of record of one-third of the outstanding shares of the Funds that are series of FoF and of FGI and the presence in person or by proxy of the holders of record of a majority of the outstanding shares entitled to vote of the Funds that are series of AGI and of TFI shall constitute a quorum at the Meeting, permitting action to be taken. In the event that sufficient votes are not received by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the proposals and will vote against any such adjournment those proxies required to be voted against the proposals.

The FBR Funds will furnish, without charge, a copy of the Funds' most recent annual and semi-annual reports to shareholders upon request, which may be made either by writing to the FBR Funds at the address above or by calling toll-free 888.888.0025. The annual and semi-annual reports will be mailed to you by first-class mail within three business days of your request.

_____________________

PROPOSAL 1  - TO APPROVE NEW INVESTMENT ADVISORY
AGREEMENTS FOR THE FUNDS
(All Funds except Small Cap Technology Fund)

and

PROPOSAL 2 - TO APPROVE NEW INVESTMENT SUB-ADVISORY
AGREEMENTS FOR CERTAIN OF THE FUNDS
(Small Cap Value Fund, Maryland Tax-Free Portfolio and
Virginia Tax-Free Portfolio Only)
_____________________

You are being asked to approve new investment advisory agreements (the "New Advisory Agreements") between each FBR Fund and its respective investment adviser, FBR Fund Advisers, Inc. ("FBR Fund Advisers") or Money Management Advisers, Inc. ("MMA" and, together with FBR Fund Advisers, the "Advisers"), and, as applicable, new investment sub-advisory agreements (the "New Sub-Advisory Agreements") between the Fund's Adviser and sub-adviser, Akre Capital Management, LLC ("ACM") or Asset Management, Inc. ("AMI" and, together with ACM, the "Sub-Advisers"), as follows:

FBR Fund	Investment Adviser	Investment Sub-Adviser
American Gas Index Fund	FBR Fund Advisers, Inc.	N/A
Financial Services Fund	FBR Fund Advisers, Inc.	N/A
Small Cap Financial Fund	FBR Fund Advisers, Inc.	N/A
Small Cap Value Fund	FBR Fund Advisers, Inc.	Akre Capital Management, LLC
Technology Fund	FBR Fund Advisers, Inc.	N/A
Fund for Government Investors	Money Management Advisers, Inc.	N/A
Virginia Tax-Free Portfolio	Money Management Advisers, Inc.	Asset Management, Inc.
Maryland Tax-Free Portfolio	Money Management Advisers, Inc.	Asset Management, Inc.

Additional information about each Adviser and Sub-Adviser is found below under the heading "Information About the Funds' Investment Advisers and Sub-Advisers" and in Exhibit D to this Proxy Statement.

Why are shareholders of the FBR Funds being asked to approve new Advisory and Sub-Advisory Agreements?

As discussed further below, the parent company of FBR Fund Advisers and MMA, Friedman, Billings, Ramsey Group, Inc. ("Old FBR Group") entered into a transaction that resulted in a change of control of that entity.  As a result of this change of control, the FBR Funds' investment advisory agreements (the "Prior Advisory Agreements") and, as applicable, the investment sub-advisory agreements (the "Prior Sub-Advisory Agreements") automatically terminated.  In order for the Advisers and Sub-Advisers to continue to provide continuous services to the FBR Funds, the Board approved interim advisory and sub-advisory agreements (the "Interim Agreements") that remain in effect for the lesser of: (1) 150 days after the Prior Advisory and Sub-Advisory Agreements (collectively the "Prior Agreements") were terminated (that is, March 29, 2004), or (2) until such time as shareholders of the FBR Funds approve the New Advisory Agreements and, as applicable, the New Sub-Advisory Agreements (collectively, the "New Agreements").

Section 15 of the Investment Company Act of 1940, as amended (the "1940 Act"), requires that any investment advisory agreement, including any sub-advisory agreement, be in writing and be approved initially by both (1) the fund's board of directors/trustees (including a majority of those directors/trustees who are not considered to be "interested persons" of the fund or a party to the agreement, as that term is defined in the 1940 Act ("Independent Board Members")) and (2) the fund's shareholders. As permitted by the 1940 Act, each Prior Agreement had an initial term of two years, renewable annually thereafter by the vote of a majority of the Fund's Board Members, including a majority of its Independent Board Members, at an in-person meeting.  Furthermore, in accordance with the 1940 Act, the Prior Agreements provided that each such agreement was to automatically terminate in the event of the assignment of the agreement.  In the event of such an assignment, the Funds must arrange for new agreements to be approved by each Fund's Board and shareholders pursuant to Section 15.

An assignment of an advisory agreement under the 1940 Act includes any transaction that results in a change in control of the investment adviser or sub-adviser.  Among other things, an assignment covers any transfer of a controlling block of the adviser's outstanding voting securities.  A controlling block is presumed if a person beneficially owns more than 25% of a company's voting securities.

Each of the Funds' investment advisers, FBR Fund Advisers and MMA, was previously an indirect, wholly-owned subsidiary of Old FBR Group, a financial services holding company organized as a Virginia corporation.  The primary shareholders of Old FBR Group were Emanuel J. Friedman, Chairman and Co-Chief Executive Officer of Old FBR Group, and Eric F. Billings, Vice-Chairman and Co-Chief Executive Officer of Old FBR Group.  On March 31, 2003, Old FBR Group and FBR Asset Investment Corporation, a Virginia corporation, combined their businesses pursuant to the Agreement and Plan of Merger dated November 14, 2002, by merging with and into Forest Merger Corporation, a Virginia corporation created to effect the merger (the "FBR Merger").  Upon completion of the FBR Merger, Forest Merger Corporation was renamed "Friedman, Billings, Ramsey Group, Inc." ("New FBR Group" or simply, "FBR Group").

As of the date of the FBR Merger, Mr. Friedman owned 28.7% and Mr. Billings owned 23.9% of Old FBR Group's voting securities.  Since Mr. Friedman owned more than 25% of Old FBR Group, he was presumed to control that company.  As a result of the FBR Merger, Mr. Friedman owned 16.0% and Mr. Billings owned 13.3% of New FBR Group's voting securities.  On April 1, 2003 Messrs. Friedman and Billings entered into a shareholder voting agreement ("Voting Agreement") pursuant to which Mr. Friedman had the power to vote Mr. Billings' shares with respect to non-extraordinary corporate matters to the extent necessary to ensure that Mr. Friedman would continue to maintain the power to vote more than 25% of New FBR Group's voting securities.  The purpose of the Voting Agreement was to ensure that Mr. Friedman would continue to control more than 25% of Old FBR Group's successor, New FBR Group, so that during the operation of the Agreement there was no change of control of the Advisers for purposes of the 1940 Act.

On October 31, 2003 the Voting Agreement was terminated, resulting in a change of control of each Adviser ("Change of Control") and an assignment of each Prior Agreement.

At a special meeting held September 29, 2003 and prior to the termination of the Voting Agreement, the Board of each Fund approved Interim Agreements with each Adviser and Sub-Adviser pursuant to Rule 15a-4 under the 1940 Act.  Rule 15a-4 permits an investment adviser to provide services to a fund without shareholder approval of the agreement so long as the Board of the fund approves an "interim" contract and the interim agreement terminates upon the earlier of (1) shareholder approval of the final agreement or (2) 150 days. At a meeting held October 21, 2003, the Board of each Fund approved the New Agreements and determined that each such Agreement be submitted to the Funds' shareholders for their approval.

Each Adviser and Sub-Adviser currently provides services to the Funds pursuant to the Interim Agreements until such time as Fund shareholders approve the New Agreements.  Compensation earned by each Adviser and Sub-Adviser under the Interim Agreements is held in an interest-bearing escrow account pending shareholder approval of the New Agreements. If shareholders approve the New Agreements within 150 days after the termination of the Prior Agreements, the amount held in the escrow account, including interest, will then be paid to the Advisers and Sub-Advisers. If shareholders do not approve one or more of the New Agreements, the relevant Adviser or Sub-Adviser will be paid the lesser of the costs incurred performing its services under the Interim Agreement or the total amount in the escrow account, including interest earned, and the Board will either negotiate a new investment advisory agreement and/or new sub-advisory agreement with an advisory organization selected by the Board or make other arrangements.

How do Proposals 1 and 2 affect shareholders of the FBR Funds?

The Change of Control and the New Agreements are not expected to have any affect on shareholders of the Funds.  In particular, the terms of the New Agreements are substantially identical to those of the Prior Agreements, except for the dates of execution and termination.  No changes are proposed to the level of services each Adviser and Sub-Adviser currently provides to the FBR Funds nor to the fees payable by each Fund for those services.  The Advisers have informed each Board that they do not anticipate any changes in the portfolio managers or the portfolio management teams of the Funds as a result of the Change of Control.  Further, there are no changes contemplated to the FBR Funds' investment goals or strategies.

What are the terms of the New Agreements?

The forms of New Advisory Agreements are attached as Exhibits A-1, A-2, A-3 and A-4 to this Proxy Statement and the forms of New Sub-Advisory Agreements are attached as Exhibits B-1 and B-2 to this Proxy Statement.  The description in this section of the terms of the New Agreements is qualified in its entirety by reference to those Exhibits.

Investment Advisory Agreements
The terms of the New Advisory Agreements approved by each Board and proposed for shareholder approval are substantially similar in all material respects to the Prior Advisory Agreements. Each Adviser will continue to serve as investment adviser to each applicable Fund, retain ultimate responsibility for the management of the Funds, and provide investment oversight and supervision. These investment management services will be identical to the services provided under the Prior Advisory Agreements and each Adviser's compensation for these services, expressed as an annual rate of each applicable Fund's net assets, remains unchanged under the New Advisory Agreements (except to the extent, in the case of the advisory fee applicable to the Virginia Tax-Free and Maryland Tax-Free Portfolios, shareholders of those Portfolios approve Proposal 3 in this Proxy Statement, as further discussed below).

Under the New Advisory Agreements, the Advisers will determine, subject to the general supervision of the Boards and in accordance with each Fund's investment objectives and restrictions, which securities are to be purchased and sold by each Fund and which brokers are eligible to execute these portfolio transactions. Allocation of transactions to broker-dealers is determined by the Advisers in their best judgment and in a manner deemed fair and reasonable to shareholders.  Exhibit C to this Proxy Statement sets forth information regarding commissions paid by the Funds to affiliated brokers during their most recent fiscal years.

Each New Advisory Agreement permits the Adviser to delegate a portion of its responsibilities to a sub-adviser. In addition, each New Advisory Agreement provides that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to a Fund and are under common control with New FBR Group, the Adviser's ultimate parent, as long as all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

Each Prior Advisory Agreement had an initial term of two years and could be renewed annually thereafter by the approval of a majority of the respective Directors/Trustees, including a majority of the Independent Board Members.  The New Advisory Agreements will run for an initial term of one year and may be renewed annually thereafter so long as they are each approved by a majority of the respective Directors/Trustees, including a majority of the Independent Board Members. Like the Prior Advisory Agreements, each New Advisory Agreement is terminable as to any Fund at any time without penalty on 60 days' written notice by the Board, by vote of a majority of the outstanding shares of a Fund, or by the Adviser. The New Advisory Agreements also terminate automatically in the event of any assignment, as defined in the 1940 Act.

Each Fund's shareholders last approved the applicable Prior Advisory Agreements, in accordance with the requirements of the 1940 Act, on June 1, 2000 in the case of the Funds that are series of AGI and FGI, on October 30, 2002, in the case of the Funds that are series of FoF, and on January 24, 2002 in the case of the Funds that are series of TFI.

Sub-Advisory Agreements
The terms of the New Sub-Advisory Agreements approved by the Boards and proposed for shareholder approval are substantially similar in all material respects to the Prior Sub-Advisory Agreements. Under the New Sub-Advisory Agreements, each Sub-Adviser will, subject to the supervision of the respective Adviser and the Board, (1) direct the investment of the applicable Fund's assets that are allocated to it, (2) conduct continual investment research and supervision for the applicable Fund, and (3) purchase and sell the applicable Fund's investments.

The Prior Sub-Advisory Agreements each had an initial term of two years and could be extended annually thereafter by the approval in person of a majority of the respective Directors/Trustees, including a majority of the Independent Board Members. Each New Sub-Advisory Agreement will run for an initial term of one year and annually thereafter so long as it is approved by a majority of the respective Directors/Trustees, including a majority of the Independent Board Members.  Like the Prior Sub-Advisory Agreements, each New Sub-Advisory Agreement is terminable at any time without penalty on 60 days' prior written notice by the Board, by vote of a majority of the outstanding shares of a Fund, by the Adviser, or by the Sub-Adviser. The New Sub-Advisory Agreements also terminate automatically in the event of any assignment, as defined in the 1940 Act.

Each applicable Fund's shareholders last approved the applicable Prior Sub-Advisory Agreements, in accordance with the requirements of the 1940 Act, on October 30, 2002 in the case of Small Cap Value Fund and on January 24, 2002 in the case of the Virginia Tax-Free and Maryland Tax-Free Portfolios.

How are the Advisers and Sub-Advisers compensated for their services to the Funds?

Under the Prior Agreements and the New Agreements, the Advisers and Sub-Advisers are entitled to investment advisory and sub-advisory fees, respectively, equal to the following percentage of each applicable Fund's average daily net assets on an annualized basis:

Fund	Investment Advisory Fee*	Sub-Advisory Fee*, +
American Gas Index Fund	0.40%	N/A
Financial Services Fund	0.90%	N/A
Small Cap Financial Fund	0.90%	N/A
Small Cap Value Fund	0.90%	the greater of: (i) 0.40% of the Fund's average daily net assets, or (ii) $3,500 per month.
Technology Fund	0.90%	N/A
Fund for Government Investors	0.50% of the first $500 million; 0.45% of the next $250 million; 0.40% of the next $250 million; and 0.35% of the net assets over $1 billion.	N/A
Virginia Tax-Free Portfolio	0.625%†	0.22% on the first $30 million of average daily net assets; and thereafter, 0.3125% on average daily net assets in excess of such amount.
Maryland Tax-Free Portfolio	0.625%†	0.22% on the first $39 million of average daily net assets; and thereafter, 0.3125% on average daily net assets in excess of such amount.

_______________

     *    As a percentage of average daily net assets.
+   Pursuant to each Sub-Advisory Agreement, the applicable Adviser (and not the Fund) is responsible for paying such amounts.
†  Subject to shareholder approval of Proposal 3 as set forth in this Proxy Statement, MMA has agreed to contractually decrease the investment advisory fee to 0.375%.  Please read the information concerning that Proposal carefully for complete details.

Exhibit D to this Proxy Statement sets forth the aggregate advisory and sub-advisory fees paid to each Adviser and Sub-Adviser with respect to the FBR Funds during each Fund's most recent fiscal year and any fees waived pursuant to contractual fee waiver agreement in place for the Funds.

What did each Board consider when approving the New Agreements?

In approving each New Agreement, each Board was required to act solely in the best interests of the Funds and the Funds' shareholders in evaluating the terms of the Agreements.  Each Board was required to judge the terms of the arrangement in light of those that would be reached as a result of arm's length bargaining.

At the October 21, 2003 Board meetings, the Board Members considered the similarity of each New Agreement to the respective Prior Agreement. In determining whether or not it was appropriate to approve the New Agreements and to recommend approval to shareholders, the Board Members considered various materials and representations provided by the Advisers and Sub-Advisers, as applicable, with respect to each applicable Fund separately, including information relating to the following factors: (1) each Fund's requirements; (2) the level of fees, looking at the percentage of fees that comparable funds pay; (3) whether the Advisers or Sub-Advisers had waived any fees; (4) the profitability of the Funds to the Advisers; (5) the scope of any "fall-out benefits," that is, whether the Advisers and Sub-Advisers received other benefits from their relationship with the Funds, such as soft dollars; (6) the capabilities and financial soundness of each Adviser and Sub-Adviser; (7) current economic and industry trends; (8) historical factors involving the Advisers and Sub-Advisers; (9) the responsiveness of management to the Board Members' concerns and requests for information; and (10) such other factors deemed relevant by the Board.

After considering these factors, the Boards, including all of the Independent Board Members, concluded that the New Agreements would benefit each Fund and its shareholders.

Information about the Funds' Advisers and Sub-Advisers

Investment Advisers
Both Advisers are registered with the Securities and Exchange Commission ("SEC") as investment advisers and are wholly-owned indirect subsidiaries of FBR Group, located at Potomac Tower, 1001 Nineteenth Street North, Arlington, VA 22209.  As of December 1, 2003 the Advisers and their asset management affiliates managed in the aggregate approximately $2.1 billion of gross assets (including leverage) for numerous clients including individuals, banks and thrift institutions, investment companies, pension and profit sharing plans and trusts, estates and charitable organizations, and private partnerships.

FBR Fund Advisers, Inc., located at Potomac Tower, 1001 Nineteenth Street North, Arlington, VA 22209, serves as the investment adviser to the Funds that are series of FoF and AGI.  FBR Fund Advisers was organized as a Delaware corporation in 1996.  As of December 1, 2003, it managed approximately $1.2 billion of net assets on behalf of FoF and AGI.  FBR Fund Advisers is a wholly-owned subsidiary of FBR Capital Management, Inc., which is a wholly-owned subsidiary of FBR Group.

Money Management Advisers, Inc., a Delaware corporation located at 1001 Nineteenth Street North, Arlington, VA 22209, serves as the investment adviser to those Funds that are series of FGI and TFI.  Prior to January 1, 2002, MMA was a District of Columbia limited partnership known as Money Management Associates, L.P.  As of December 1, 2003, it managed approximately $454.0 million of net assets on behalf of FGI and TFI.  MMA is a wholly-owned subsidiary of the Funds' administrator, custodian, fund accounting and transfer agent, FBR National Trust Company, which is a wholly-owned subsidiary of FBR Group.

Investment Sub-Advisers
Akre Capital Management, LLC , located at 2 West Washington Street, Middleburg, VA 20118, serves as sub-adviser to the Small Cap Value Fund. ACM was organized as a Virginia limited liability company in 1999 and is registered with the SEC as an investment adviser. As of December 1, 2003 ACM managed approximately $514.1 million on behalf of the Small Cap Value Fund and other clients such as high net worth individuals, institutions and private partnerships.

Asset Management, Inc., located at 5530 Wisconsin Avenue, Suite 1500, Chevy Chase, MD 20815, serves as the investment sub-adviser to the Virginia Tax-Free and Maryland Tax-Free Portfolios.  AMI was formed in 1977 and is an investment adviser registered with the SEC under the Investment Advisers Act of 1940. As of December 1, 2003, AMI managed approximately $1.0 billion in assets on behalf of the Virginia Tax-Free and Maryland Tax-Free Portfolios and other clients such as individuals, institutions and private partnerships.

Additional information about each Adviser and Sub-Adviser is found in Exhibit D to this Proxy Statement entitled, "More Information About the Funds' Investment Advisers and Sub-Advisers."

Vote Required for Proposals 1 and 2

Approval of Proposals 1 and 2 requires the vote of a "majority of the outstanding voting securities" entitled to vote on the proposal, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

EACH BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSED ADVISORY AGREEMENTS AND ANY APPLICABLE PROPOSED SUB-ADVISORY AGREEMENTS AS PROVIDED UNDER PROPOSALS 1 AND 2.  SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED.

_____________________

PROPOSAL 3 - APPROVAL OF A DISTRIBUTION PLAN PURSUANT TO RULE 12B-1
(Virginia Tax-Free and Maryland Tax-Free Portfolios Only)

_____________________

Shareholders of the Virginia Tax-Free and Maryland Tax-Free Portfolios (collectively, the "Portfolios") are being asked to approve a Distribution Plan under which each of these Portfolios will pay a fee equal, on an annual basis, to 0.25% of the value of the Portfolio's average daily net assets (the "Distribution Fee").  The Distribution Fee would be paid to the Portfolios' Distributor, FBR Investment Services, Inc. ("FBRIS" or the "Distributor"), for services related to the distribution of the Portfolios' shares.  As further discussed below, the proposed fee increase will not result in an increase in the total expenses  (except for other expenses) payable by the Portfolios' shareholders since MMA has contractually agreed to reduce its advisory fee in an amount equal to the proposed Distribution Fee if shareholders approve this Proposal 3.

At its meeting held on September 29, 2003, the Board of Directors of TFI, including a majority of the Independent Board Members, approved and voted to submit to shareholders of the Portfolios the Distribution Plan, a copy of which is attached as Exhibit F to this Proxy Statement.

Why are shareholders of the Portfolios being asked to approve a Distribution Plan?

A fund is not permitted to use its own assets to pay for distribution of its shares unless such payments are made pursuant to a written plan satisfying the conditions of Rule 12b-1 under the 1940 Act.  Where a plan would apply to an existing fund, it must be approved by shareholders of the fund.

In the case of the Portfolios, the Distribution Fee would help to defray the costs and expenses that FBRIS incurs in distributing the Portfolios' shares, including payments to other broker-dealers for services rendered in connection with the sale and distribution of such shares.

What do the Portfolios currently pay FBRIS for distributing their shares?

FBRIS currently acts as the distributor of each Portfolio's shares without compensation. The Board of Directors has determined, however, that adoption of the Distribution Plan should help to promote sales of the Portfolios' shares by giving FBRIS the means to compensate its investment executives and other broker-dealers, banks and financial institutions involved in the distribution of the Portfolios' shares.

Will the Portfolios' total expenses increase if Proposal 3 is approved?

The Portfolios' total expenses are not expected to increase as a result of Proposal 3.  If the Portfolios' shareholders approve this Proposal, MMA, the Portfolios' investment adviser, has agreed to reduce its investment advisory fee from 0.625% to 0.375% of each Portfolio's average daily net assets. Therefore, total expenses for each Portfolio's shares are expected to remain unchanged.  To illustrate, the following table compares the fees and expenses of the Portfolios currently and assuming shareholders approve Proposal 3:

	Current	Assuming Shareholders Approve Distribution Plan
Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)
Management Fees	0.625%*	0.375%
Distribution and/or Service (12b-1) Fees	0.000%	0.250%
Other Expenses**	0.300%	0.300%
Total Annual Fund Operating Expenses	0.925%	0.925%

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*    As provided in the Portfolios' Prior Advisory Agreement and the New Advisory Agreement submitted for shareholder approval in Proposal 1 of this Proxy Statement.

** "Other Expenses" are based on actual amounts that each Portfolio incurred during its most recent fiscal year.  This item may fluctuate from year to year based on a Portfolio's investment operations and asset size.

What are the terms of the Distribution Plan?

The Distribution Plan provides that each Portfolio is authorized to pay the Distributor a Distribution Fee for distribution-related services provided with respect to the Portfolio's shares.  The Distribution Fee may be used by the Distributor to provide initial and ongoing sales compensation to its investment executives and to other broker-dealers for sales of Portfolio shares and to pay for advertising and promotional expenses in connection with the distribution of Portfolio shares. These advertising and promotional expenses include, among others things, the (a) costs of printing and distributing a Portfolio's prospectus, statement of additional information and reports to prospective investors in the Portfolio; (b) costs involved in preparing, printing and distributing sales literature pertaining to a Portfolio; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of a Portfolio's shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding a Portfolio, processing shareholder transactions and providing any other shareholder services not otherwise provided by a Portfolio's transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the Distribution Fee; and (f) the sale of a Portfolio's shares, including, without limitation, payments to salespersons and selling dealers who have entered into selected dealer agreements with the Distributor, at the time of the sale of shares, if applicable, and continuing fees to each such salespersons and selling dealers, which fee shall begin to accrue immediately after the sale of such shares.

Under the Distribution Plan, each Portfolio will be obligated to pay the Distribution Fee in an amount equal to, on an annual basis, 0.25% of the Portfolio's average daily net assets.  These payments will be calculated daily and paid monthly. The Distribution Plan cannot be amended to increase materially the amount to be paid under the Plan by either Portfolio without the approval of the outstanding shares of that Portfolio. Payments under the Distribution Plan are not tied exclusively to the expenses for distribution-related activities actually incurred by the Distributor. Thus, payments to the Distributor under the Plan may exceed expenses actually incurred by the Distributor, in which case the Distributor may realize a benefit under the Plan to the extent that the fees it receives under the Plan are in excess of the costs and expenses it incurs pursuant to its obligations under the Plan. Conversely, in the event that the Distributor incurs expenses in excess of the maximum amount payable by the Portfolios under the Plan for the applicable period, the Portfolios would not be obligated to pay the Distributor for the excess amounts in any future periods. The Board of Directors of TFI will evaluate the appropriateness of the Distribution Plan and its payment terms on a continuing basis and in doing so will consider all relevant factors, including expenses borne by the Distributor and amounts the Distributor receives under the Distribution Plan.

The Distribution Plan will not become effective with respect to a Portfolio until it has been approved by the shareholders of that Portfolio. The Distribution Plan will continue in effect for a period of more than one year only so long as that continuance is specifically approved at least annually by a vote of the Board of Directors of TFI, including a majority of the Independent Board Members, who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to it, cast in person at a meeting called for such purpose.

The Distribution Plan may be terminated at any time with respect to either Portfolio by vote of a majority of the outstanding shares of that Portfolio or by vote of a majority of the Independent Board Members.  Any agreement related to the Distribution Plan may be terminated at any time with respect to either Portfolio, without payment of any penalty, by vote of a majority of the outstanding shares of that Portfolio or by vote of a majority of the Independent Board Members, on not more than 60 days' written notice.

What did the Board consider in approving the Plan?

At a meeting held on September 29, 2003, the Board of Directors of TFI, including the Independent Board Members, unanimously approved the Distribution Plan. In connection with their deliberations, the Directors were furnished with copies of the Distribution Plan and related materials, and were given the opportunity to discuss with management the reasons for adopting the Distribution Plan.  In approving the Distribution Plan and determining to submit it to shareholders for approval, the Board of Directors concluded that there was a reasonable likelihood that the Plan would benefit the Portfolios and their shareholders.  In reaching this conclusion, the Board of Directors considered, among other things, the following: (1) the level and quality of distribution and shareholder services that the Portfolios will receive under the Distribution Plan; (2) the amounts to be expended under the Distribution Plan; (3) the extent to which the potential benefits of the Distribution Plan could outweigh the costs of the Plan; (4) the likelihood that the Distribution Plan would succeed in producing such potential benefits; and (5) the extent to which the Portfolios' overall total operating expense ratio would be impacted by the Distribution Plan.  The Board of Directors also considered the provision of a mechanism to pay third-party distributors of the Portfolios, such as broker-dealers and mutual fund supermarkets, as part of an effort to increase the Portfolios' asset base, which, if the Plan leads to greater distribution and promotion of the Portfolios by the Distributor and dealers with which it has selling arrangements, could potentially lead to growth the Portfolios' assets.  Such growth could result in various efficiencies which could, in turn, potentially reduce the overall expense ratios of the Portfolios.  The Board of Directors also considered the consistency of the Distribution Plan with the distribution arrangements of other FBR Funds.  Finally, the Board of Directors considered that MMA, the Portfolios' Adviser, has agreed to reduce contractually its investment advisory fee by 0.25% in the event that shareholders approve the Distribution Plan.

Vote Required for Proposal 3

Approval of Proposal 3 requires the vote of a "majority of the outstanding voting securities" entitled to vote on the proposal, as defined in the 1940 Act, which means the vote of 67% or more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or the vote of more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

THE BOARD OF DIRECTORS OF TFI, INCLUDING THE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PROPOSED DISTRIBUTION PLAN AS PROVIDED UNDER PROPOSAL 3.  SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED.

 _____________________

PROPOSAL 4 - APPROVAL OF AN AGREEMENT AND PLAN
OF REORGANIZATION
(All Funds)
_____________________

At a meeting of each Board held on September 29, 2003, each Board approved on behalf of each of AGI, FoF, FGI, and TFI and their respective Funds an Agreement and Plan of Reorganization ("Reorganization Agreement") substantially in the form attached to this Proxy Statement as Exhibit E.  Fund shareholders are now being asked to approve the Reorganization Agreement. If shareholders of each FBR Fund approve the proposal, the Board Members and officers of AGI, FoF, FGI, and TFI will execute and implement the Reorganization Agreement on behalf of each such Fund whereby the Fund will be reorganized into a corresponding series (the "New Fund") of The FBR Funds, a new Delaware statutory trust organized solely for purpose of effecting the reorganization (the "New Trust").  If approved, it is expected that the transaction will take effect on or about February 27, 2004 (the "Closing Date"), although that date may be adjusted in accordance with the Reorganization Agreement.

What are shareholders being asked to approve in Proposal 4?

Shareholders of each Fund are asked to consider the proposed Reorganization Agreement, which contemplates:

  the transfer of all of the assets of each Fund to the corresponding New Fund in exchange for shares of the corresponding New Fund having an aggregate value equal to the assets and liabilities of the Fund and the assumption by the New Fund of all of the liabilities of the Fund;

  the distribution to each shareholder of each Fund of the same number of shares of the corresponding New Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Fund held by that shareholder on the Closing Date; and

  the subsequent complete liquidation of the Fund (collectively, these three actions are referred to as the "Reorganization").

For a more detailed discussion of the terms of the Reorganization Agreement, please refer to "Summary of the Reorganization Agreement," below.

In addition, prior to shares of the New Funds being distributed to the FBR Funds' shareholders, the FBR Funds, as sole shareholders of the New Trust, will be asked to vote on certain issues regarding the organization of the New Trust.  An FBR Fund will vote in favor of such matters regarding the organization of the New Trust only to the extent that the shareholders of that Fund have voted in favor of the proposed Reorganization. Thus, shareholders of the FBR Funds, in approving the proposed Reorganization, will also, in effect, be approving the following matters with respect to the New Trust:

  election of the Trustees of the New Trust;

  approval of investment advisory agreements and, as applicable, sub-advisory agreements, each of which will be substantially similar to the New Agreements shareholders are being asked to approve in Proposals 1 and 2 of this Proxy Statement for each of the Funds (except as noted below); and

  approval of the liquidation and dissolution of AGI, FoF, FGI, and TFI, to the extent such approval is required.

Shareholders of the FBR Funds are not being asked to vote separately on these issues. More information on each of these items is discussed below in the section entitled, "Matters on Which the New Funds Will Vote."

Why is the Board recommending the Reorganization?

The primary purposes of the proposed Reorganization are to seek future economies of scale and to eliminate certain costs associated with operating four different business entities-AGI, FoF, FGI, and TFI-in two different states.  In unanimously approving the Reorganization, the Boards each of AGI, FoF, FGI, and TFI have determined that the proposed Reorganization would be in the best interests of each Fund and that the interests of each Fund's shareholders would not be diluted as a result of the Reorganization. We summarize below the key factors considered by the Board Members:

  The Funds' Advisers have informed the Board that, by establishing the New Trust and reorganizing each Fund into that single entity, the New Funds should be able to realize greater operating efficiencies over the longer term.

  In recent years, many mutual funds have reorganized as Delaware statutory trusts. The Advisers have also informed the Board that they believe that the proposed Delaware statutory trust form provides the most flexible and cost-efficient method of operating the Funds for the benefit of Fund shareholders.

The Board Members also considered that the investment objective, policies and restrictions of each Fund will be identical to those of the corresponding New Fund, and the Funds will be managed by the same investment personnel and in accordance with the same investment strategies and techniques utilized in the management of each Fund immediately prior to the Reorganization.  The only difference will be in the composition of the New Trust's Board of Trustees, which is expected to vary from the composition of the Funds' current Board membership.

What effect will the Reorganization have on the Funds and their shareholders?

Immediately after the Reorganization, shareholders of each Fund will own shares of the corresponding New Fund that are equal in number and in value to the shares of each Fund that were held by those shareholders immediately prior to the closing of the Reorganization. For example, if you currently own 100 shares of a Fund, immediately after closing of the Reorganization, you would own 100 shares of the corresponding New Fund having the same net asset value as your original 100 shares.

As a result of the Reorganization, shareholders of those Funds that are series of AGI or TFI, each of which is a Maryland corporation, and of FoF or FGI, each of which is a Delaware statutory trust, will become shareholders of the New Funds, each of which is a series of the New Trust, a Delaware statutory trust.  For a comparison of certain attributes of these entities that may affect shareholders of the Funds, please see "A Comparison of the New Trust and AGI, FoF, FGI, and TFI."

Importantly, the Reorganization will not result in any change to the investment objective, principal investment strategies, investment advisor, portfolio managers, or fund service providers of any of the Funds.  Each New Fund will offer the same shareholder services as its corresponding Fund.

Will there be any sales load, commission or other transactional fee in connection with the Reorganization?

No. The full value of your shares of a Fund will be exchanged for shares of the corresponding New Fund without any sales load, commission or other transaction fee being imposed.

What will be the federal income tax consequences of the Reorganization?

As a condition to each Fund's obligation to consummate the Reorganization, AGI, FoF, FGI, TFI and the New Trust will receive an opinion from legal counsel to the Funds to the effect that, on the basis of the existing provisions of the Internal Revenue Code of 1986, as amended (the "Tax Code"), current administrative rules, and court decisions, the transactions contemplated by the Reorganization Agreement constitute a tax-free reorganization for federal income tax purposes.

Who is bearing the expenses related to the Reorganization?

FBR Group, the Advisers and their affiliates will bear all mailing, printing and tabulation expenses associated with the Reorganization, including expenses associated with the solicitation of proxies.

SUMMARY OF THE REORGANIZATION AGREEMENT

We summarize below the important terms of the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement itself, a form of which is set forth in Exhibit E to this Proxy Statement.

The Reorganization Agreement provides that each New Fund will acquire all of the assets, subject to all of the liabilities, of the corresponding Fund in exchange for shares of the New Fund. Subject to the satisfaction of the conditions described below, such acquisition is scheduled to occur on the Closing Date, or such later date as may be agreed upon by the parties. The number of full and fractional shares of the New Fund you will receive in the Reorganization will be equal to the number of full and fractional shares of the corresponding Fund you own on the Closing Date.

As part of the closing of the Reorganization, each Fund will liquidate and distribute pro rata to its shareholders of record as of the close of regularly scheduled trading on the New York Stock Exchange on the Closing Date the shares of the New Fund received by the corresponding Fund in the Reorganization. We will accomplish the liquidation and distribution of the Fund's shares by the transfer of the New Fund shares then credited to the account of the Fund on the books of the corresponding New Fund to newly-opened accounts on the books of that New Fund in the names of the Fund shareholders.  All issued and outstanding shares of the Fund will simultaneously be canceled on the books of the Fund. The New Fund will not issue certificates representing the New Fund shares issued in connection with such exchange.

After such distribution, AGI, FoF, FGI, and TFI will take all necessary steps under applicable state law, their respective governing instruments, and any other applicable law to effect a complete dissolution of the Funds and of AGI, FoF, FGI, and TFI.  Each respective Board has determined, with respect to each Fund, that the interests of shareholders of each Fund will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of each Fund and its shareholders.

The Reorganization Agreement must be approved by the shareholders of each Fund, voting separately. In the event that shareholders of a particular Fund do not approve the Reorganization of that Fund with and into the corresponding New Fund, the Reorganization Agreement will continue to remain in full force and effect with respect to the reorganization and liquidation of the other Funds for which such shareholder approval has been granted. The Reorganization Agreement further provides that the benefits and obligations attendant to the Reorganization are severable with respect to each Fund and its corresponding New Fund.

The Reorganization Agreement may be terminated and the Reorganization abandoned, with respect to one or more Funds or with respect to all Funds, at any time prior to the consummation of the Reorganization, before or after approval by the shareholders of the Funds, if circumstances should develop that, in the Board's opinion, make proceeding with the Reorganization inadvisable with respect to such Fund(s). The Reorganization Agreement provides that the New Trust, AGI, FoF, FGI, or TFI may waive compliance with any of the covenants or conditions made therein for the benefit of any Fund or New Fund, as applicable, other than the requirements that: (1) the Reorganization Agreement be approved by shareholders of each Fund; and (2) AGI, FoF, FGI, and TFI each receive an opinion of counsel that the transactions contemplated by the Reorganization Agreement will constitute a tax-free reorganization for federal income tax purposes.

COMPARISON OF THE NEW TRUST, AGI, FoF, FGI, AND TFI

The New Trust, FoF and FGI, are each Delaware statutory trusts governed by their own Declaration of Trust, By-Laws, and Board of Trustees. AGI and TFI are each Maryland corporations governed by their own Articles of Incorporation, By-Laws, and Board of Directors. The operations of the New Trust, AGI, FoF, FGI, and TFI are also governed by applicable state and federal law.

Certain differences and similarities between these entities are summarized below, although this is not a complete list of comparisons. Shareholders should refer to the provisions of these governing documents and the relevant state law for a more thorough comparison. Copies of these governing documents are available to shareholders without charge upon written request.

General

Under the Declaration of Trust and By-Laws of the New Trust, the Trustees of the New Trust will have greater flexibility than the Board of AGI and TFI and, subject to applicable requirements of the 1940 Act and Delaware law, broader authority to act, as further described below.  Further, the Declaration of Trust and By-Laws of the New Trust will afford the Board of the New Trust greater flexibility than that afforded to the Board of FoF and FGI pursuant to their respective Declaration of Trust and By-Laws.  However, with respect to the powers available to the New Trust, FoF and FGI under state law, each may avail themselves equally of the benefits afforded by Delaware law since each is a Delaware statutory trust.

The increased flexibility afforded to the Trustees of the New Trust permits them to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the New Trust to operate in a more efficient and economical manner. Delaware law also promotes ease of administration by permitting the Board of the New Trust to take certain actions, for example, establishing new investment series of the New Trust, without filing additional documentation with the state, which would otherwise require additional time and incur additional costs.

Importantly, the Trustees of the New Trust will have the same fiduciary obligations to act with due care and in the interest of the New Funds and their shareholders as do the Board Members of AGI, FoF, FGI and TFI with respect to the Funds and their shareholders.

Shareholder Liability
Generally, liability is limited for shareholders of the New Trust to the same extent as for shareholders of AGI, FoF, FGI, and TFI.

New Trust, FoF, and FGI. The Declarations of Trust of the New Trust, FoF, and FGI each provide that shareholders are not personally liable for the debts, liabilities, obligations and expenses incurred by, contracted for, or otherwise existing with respect to such trust, any series or class of shares. In addition, under Delaware law, shareholders have the same limitation on personal liability as is extended to shareholders of a Delaware for-profit corporation.

AGI and TFI. AGI and TFI are each organized as Maryland corporations, and as such, their shareholders generally have no personal liability for the acts or obligations of any series or class of shares of the corporation.

Liability of Directors/Trustees

Directors/Trustees of each of the New Trust, AGI, FoF, FGI, and TFI are generally not liable to the respective entity absent willful misfeasance, bad faith, gross negligence or reckless disregard of a Director's/Trustee's duties. Furthermore, each entity permits indemnification of its Directors/Trustees to the fullest extent permissible under applicable laws.

New Trust. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of a Trustee's duties, a Trustee acting in such capacity shall not be personally liable to any person other than the New Trust or a beneficial owner for any act, omission, or obligation of the New Trust or any Trustee. In addition, the Declaration of Trust provides that any Trustee who has been designated as an "audit committee financial expert," as that term is defined in the federal securities laws, will not be subject to any greater duty of care in discharging such Trustee's duties and responsibilities by virtue of such designation than a Trustee who has not been so designated. A Trustee or officer of the New Trust will be indemnified by the New Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her or in connection with the defense of any proceeding in which he or she becomes involved by virtue of being or having been a Trustee or officer.

FoF and FGI. Absent willful misfeasance, bad faith, gross negligence, or reckless disregard of a Trustee's duties, a Trustee acting in such capacity shall not be personally liable to any person other than FoF or FGI, as applicable, or a beneficial owner, for any act, omission, or obligation of such trust, any Trustee or, in the case of FoF, any officer.  Each Trust Instrument provides that FoF and FGI, as the case may be, will indemnify a Trustee to the fullest extent permitted by law.

TFI and AGI. Under Maryland law, a corporation may indemnify a director unless it is established that the director's material act or omission giving rise to the proceeding was committed in bad faith, was the result of active and deliberate dishonesty, the director received an improper personal benefit in money, property, or services, or, in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. In the case of TFI, absent willful misfeasance, bad faith, gross negligence or reckless disregard of a Director's duties, a Director acting in such capacity shall not be personally liable to any person other than TFI or a beneficial owner for any act, omission or obligation of TFI or any Director. TFI's Articles of Incorporation provide that the corporation will indemnify any Director to the extent that such Director acted in good faith in a manner reasonably believed to be in, or not opposed to, the best interests of the corporation. AGI's Articles of Incorporation provide that the corporation will indemnify the Directors to the fullest extent permitted by Maryland law and the 1940 Act. However, the corporation may not agree to indemnify a Director if, among other things, the Director's action or failure to act constitutes willful misfeasance, bad faith, gross negligence or reckless disregard of the Director's duties.

Shareholder Meetings

Neither the New Trust, AGI, FoF, FGI, nor TFI is required to hold annual meetings of shareholders, although each may hold special meetings for purposes of voting on certain matters as required under the 1940 Act. In each case, on any matters submitted to a vote of the shareholders, all shares entitled to vote are voted in the aggregate, except when: (1) as required by the 1940 Act, shares are voted by the individual Fund or New Fund; (2) the matter involves any action that the Directors/Trustees have determined will affect only the interests of one or more Fund or New Fund, in which case only the shareholders of such series shall be entitled to vote thereon; and (3) the matter involves any action that the Directors/Trustees have determined will affect only the interests of one or more classes, in which case only the shareholders of such class or classes shall be entitled to vote thereon.

As further noted below, the New Trust, AGI, FoF, FGI, and TFI differ in the percentage of outstanding shares necessary for shareholders to call a special meeting and in the ability of shareholders to take action by written consent.

New Trust. The By-Laws for the New Trust permit special meetings of the shareholders to be called by shareholders holding at least 10% of the outstanding shares of the New Trust entitled to vote at such meeting. Shareholders may also take action in lieu of a meeting by written instrument signed by the holders of outstanding shares representing the minimum number of votes that would be necessary to authorize or take that action at a meeting.

AGI, FGI and FoF. A special meeting of shareholders of a Fund may be called upon the written request of holders of not less than 10% of that Fund's then outstanding voting securities. Written shareholder consents in lieu of a meeting are required to be signed by all shareholders.

TFI. A special meeting of shareholders of a Fund may be called upon the written request of holders of not less than 25% of the votes entitled to be cast at the meeting. Written shareholder consents in lieu of a meeting are required to be signed by all shareholders.

Reorganization/Combination Transactions

New Trust, FoF, and FGI. Under their Declarations of Trust and Delaware law, the Boards of the New Trust and FoF may generally authorize mergers, consolidations, share exchanges and reorganizations of the trust or of a Fund/New Fund with another trust, series or other business organization without shareholder approval.  FGI, pursuant to its Declaration of Trust, requires a majority vote of the outstanding shares to sell and convey all or substantially all of assets of the Trust or a Fund, with limited exceptions.  FGI's Declaration of Trust permits the Board to approve a merger or consolidation of the trust or series, without seeking shareholder approval, into another entity for the purpose of changing the form of organization of the trust where the surviving entity will succeed to or assume FGI's (or one of its series') registration statement.

AGI and TFI. Pursuant to their Articles of Incorporation and the Maryland corporate code, AGI and TFI each require a majority vote of the outstanding shares to approve a consolidation, merger, or transfer of assets of the corporation or a Fund.  However, the Board of AGI and TFI would likely be able to benefit from a recent amendment to the Maryland corporate code pertaining to investment companies which provides an exception from the general requirement that a corporation's stockholders approve a transfer of all or substantially all of the corporation's assets to another investment company.

In all cases, however, shareholder approval may be required under the federal securities laws.  For example, the 1940 Act and rules thereunder may require a shareholder vote of a proposed merger involving affiliated funds under certain circumstances, such as when the merging funds have materially different advisory contracts or fundamental investment restrictions.

Amendment of Charter Document

New Trust, FoF, and FGI. The Boards of the New Trust, FoF, and FGI may generally restate, amend, or otherwise supplement their respective Declarations of Trust and By-Laws, without the approval of shareholders, subject to limited exceptions (such as amendments to a Declaration that affect shareholders' voting rights).

AGI and TFI. The Articles of Incorporation provide that AGI and TFI each reserves the right to amend, alter, change, or repeal any provision of the Articles of Incorporation, and all rights conferred upon shareholders are granted subject to this reservation. Similarly, the Board of Directors may approve an amendment to the By-Laws without seeking shareholder approval.  Under Maryland law, amendments to the charter of a corporation, other than to change the name of the corporation, or a class or series thereof, must be approved by a two-thirds of all votes entitled to be cast except as otherwise provided in the corporation's charter or bylaws. AGI and TFI's Articles of Incorporation each provide that a majority of the outstanding shares entitled to vote will be sufficient to approve an amendment.

* * *

The foregoing is only a summary of certain characteristics of the operations of the New Trust, AGI, FoF, FGI, and TFI, their relevant corporate governance documents and relevant state law. The foregoing is not a complete description of the documents cited. Shareholders should refer to the provisions of such documents and state laws governing each Fund for a more thorough description.

MATTERS ON WHICH THE NEW FUNDS WILL VOTE

As noted above, in approving the Reorganization Agreement, shareholders of each Fund will also be authorizing that Fund to vote on various actions regarding the New Funds and the New Trust. Fund shareholders are not being asked to vote separately on these issues. These actions include: (1) approval of investment advisory and sub-advisory agreements (as applicable) for the New Funds; (2) election of Trustees of the New Trust; and (3) approval of the liquidation and dissolution of each Fund and the liquidation and dissolution of AGI, FoF, FGI, and TFI, as applicable. Below is additional information regarding certain of these actions to be taken by the Funds with respect the New Funds and the New Trust in connection with the Reorganization.

APPROVAL OF NEW ADVISORY AND SUB-ADVISORY AGREEMENTS

With respect to the first item, approval of investment advisory and sub-advisory agreements (as applicable) for the New Funds, it is proposed that that these agreements will be substantially similar to the New Advisory Agreements and New Sub-Advisory Agreements for the Funds discussed under Proposals 1 and 2 except as follows:

1.         the New Trust, rather than AGI, FoF, FGI and TFI, will be a party to each such Agreement;

2.         the effective date of each new agreement will be the Closing Date of the Reorganization;

3.         in the case of the Virginia Tax-Free and Maryland Tax-Free Portfolios, to the extent that shareholders of each Portfolio approve Proposal 3 in this Proxy Statement, the advisory agreement between the New Trust and MMA for each such Portfolio will be amended to reflect the fact that MMA has agreed to contractually reduce the advisory fee applicable to those Portfolios; and

4.         in the case of the Small Cap Technology Fund, whose current advisory agreement with FBR Fund Advisers took effect on December 15, 2004 and therefore was unaffected by the Change of Control that occurred on October 31, 2003 (as discussed in detail in Proposals 1 and 2), it is proposed that the Small Cap Technology Fund be added to the New Advisory Agreement applicable to the other Funds that are series of FoF, as set forth in Exhibit A-2 in the Proxy Statement, rather than maintaining a separate advisory agreement with the New Trust.   In this regard, it is important to note that the current agreement applicable to the Small Cap Technology Fund differs from the New Advisory Agreement set forth in Exhibit A-2 only in that it has a different effective date and, as permitted by the 1940 Act, runs for an initial period of two years from its effective date (rather than one year).  After that, it will continue for additional one-year periods only if approved by the Board in the manner described in Proposals 1 and 2.

ELECTION OF TRUSTEES OF THE NEW TRUST

In approving the Reorganization Agreement, you are voting in favor of the election of each of the nominees named below as a trustee of the New Trust to hold office until the next meeting of shareholders at which trustees are elected or until their resignation, retirement, removal, or death.  Messrs. Fowler and Willner presently serve as a Director/Trustee of AGI, FoF, FGI, and TFI.  Four of the nominees, Messrs. Fowler, Willner, Heller, and Levitan, would serve the New Trust as Independent Trustees. Pursuant to Rule 14a-4(d) under the Securities Exchange Act of 1934, each nominee has consented to be named in the Proxy Statement and to serve if elected. It is not expected that any of the nominees will decline or become unavailable for election, but in case this should happen, the discretionary power given in the proxy may be used to vote for a substitute nominee or nominees.

Trustee Nominees

Each of the Trustee nominees, their ages, and principal occupations during the past five years, are presented below. The address for each nominee is 1001 19th Street North, Arlington, VA  22209.

Name and Age	Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years	Portfolios Overseen in the Fund Complex Overseen by Trustee or by Nominees for Trustee**	Other Directorships
Independent Trustee Nominees
F. David Fowler, 70	Since September 2003	Retired, 1997. Dean, The George Washington University School of Business and Public Management, 1992-1997; Trustee, FoF and FGI since June 2000, and Director, AGI and TFI since June 2000.	10	Microstrategy, Inc.

Charles O. Heller, 67	Since September 2003	Charles Heller Associates (management consulting), 1986 to present; Gabriel Venture Partners (venture capital firm), 2000-2002.	9	None

Larry R. Levitan, 62	Since September 2003	Retired; Oversight Board, Internal Revenue Service, September 2000 to present.	9	Choice Hotels International, Inc.

Michael A. Willner, 47	Since September 2003	CEO AlphaGrip, Inc. January 2001 to present; President, New Traders, Inc. from September 1996 to December 2000; Trustee, FoF and FGI since June 2000 and Director, AGI and TFI since June 2000.	10	None

Interested Trustee Nominee+
David Ellison 101 Federal Street, Suite 2130 Boston, MA 02110	Since September 2003	Director, CEO and President, FBR Fund Advisers, Inc., since December 1999; Fund Manager, FBR Family of Funds since October 1996; Member of Advisory Group, FBR American Gas Index Fund, Inc., since April 2001; and President, Money Management Advisers, Inc., April 2001 - March 2002.	9	None

_________

*    Trustees serve until their resignation, removal, or death, or until they reach the mandatory retirement age of 75 established by the Board.
**  The "Fund Complex" includes the series of AGI, FoF, FGI, and TFI, or, if only a Trustee of the New Trust, the series of the New Trust.
+    Mr. Ellison is considered to be an "Interested Trustee" of the Trust due to his position with FBR Fund Advisers.

Trustees receiving a plurality vote shall be elected. This means that the five nominees receiving the largest number of votes will be elected.

The Trustees presently have an audit committee, a valuation committee, and a nominating committee, each of which are comprised of all of the Independent Board Members of the New Trust: Messrs. Willner, Fowler, Heller, and Levitan. The function of the audit committee is to recommend independent auditors, pre-approve audit and certain non-audit services to be provided by the independent auditors to the New Funds, and review and report on accounting and financial matters.  The Board has adopted a written charter for the Audit Committee. The function of the valuation committee is to determine and monitor the value of the New Funds' assets pursuant to the New Trust's Valuation Procedures. The function of the nominating committee is to nominate persons to serve as Independent Board Members and to serve on committees of the Board. Because the New Trust has not yet commenced operations, there have been no meetings of the valuation or nominating committees. The audit committee has met once.

Officers of the New Trust

The officers of the New Trust, their ages, addresses and principal occupations during the past five years, are as detailed in Exhibit G to this Proxy Statement.

As of December 1, 2003, there were no outstanding shares of the New Funds.  However, as of that same date, the nominees beneficially owned the following amount of shares of each of the Funds:

Nominee	Dollar Range of Equity Securities in each of the Funds	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee or Nominee in Family of Investment Companies*
F. David Fowler	Over $100,000	Over $100,000
Charles O. Heller	$10,001 - $50,000	$10,001 - $50,000
Larry Levitan	None	None
Michael A. Willner	$10,001 - $50,000	$10,001 - $50,000
David Ellison	Over $100,000	Over $100,000

                * The Family of Investment Companies includes only the FBR Funds.

The following table sets forth information regarding all compensation paid to the Trustee nominees during the most recent fiscal year end of the New Trust and the FBR Funds.  Such compensation was paid by FBR National Trust Company pursuant to an Agreement of Fund Administration, Fund Accounting Services, Transfer Agency Services, and Custody Services whereby FBR National Trust Company pays all expenses of the New Trust other than the advisory fee, 12b-1 fee, extraordinary legal expenses, interest, and expenses paid by the Adviser and Distributor. Neither the New Trust or the Funds have a pension or retirement plan.

Nominee	Aggregate Compensation from the New Trust	Total Compensation from the FBR Fund Complex*
F. David Fowler	$10,000	$38,000
Charles O. Heller	$8,000	$8,000
Larry Levitan	$8,000	$8,000
Michael A. Willner	$8,000	$36,000
David Ellison	None	None

* Includes compensation received for serving on the Boards of Directors/Trustees of AGI, FoF, FGI, TFI, and The FBR Rushmore Fund Inc. for the 12-month period ending October 31, 2003.

EACH BOARD, INCLUDING THE INDEPENDENT BOARD MEMBERS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" APPROVAL OF THE AGREEMENT AND PLAN OF  REORGANIZATION AS PROVIDED UNDER PROPOSAL 4.  SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED.

________________

 ADDITIONAL INFORMATION ABOUT THE FUNDS

Ownership of Shares

Information regarding the percent ownership of each person who, as of December 1, 2003, owned of record and/or beneficially 5% or more of the outstanding shares of a Fund is included in Exhibit H to the Proxy Statement.

As of December 1, 2003, the Board Members and the executive officers of the FBR Funds did not beneficially own more than 1% of the outstanding securities of any Fund, except for the FBR Technology Fund, of which the Board Members and the executive officers as a group owned __%.

The Funds' Distributor

FBR Investment Services, Inc., 4922 Fairmont Avenue, Bethesda, MD 20814, a wholly-owned subsidiary of New FBR Group, serves as the distributor of the shares of each Fund, pursuant to a Distribution Agreement with each of AGI, FoF, FGI, and TFI.  In this capacity, it receives purchase orders and redemption requests relating to Fund shares.  The Distributor will serve in the same capacity for the New Funds.

The Funds' Administrator

FBR National Bank & Trust, 4922 Fairmont Avenue, Bethesda, MD 20814, a wholly-owned subsidiary of New FBR Group, serves as the administrator to each Fund, pursuant to an Agreement for Fund Administration, Fund Accounting Services, Transfer Agency Services and Custody Services with each of AGI, FoF, FGI, and TFI.  FBR National Trust Company has appointed Integrated Fund Services, Cincinnati, OH, to provide certain sub-administrative, sub-transfer agency and sub-accounting services to the Funds.  Both of these entities will serve in the same capacity for the New Funds.

Voting Information

Shareholders of record of AGI, FoF, FGI, and TFI on the Record Date are entitled to be present and to vote at the meeting.  Exhibit H to this Proxy Statement sets forth the number of shares of each Fund issued and outstanding on the Record Date.

With respect to the actions to be taken by the shareholders of AGI, FoF, FGI, and TFI on the matters described in this Proxy Statement, (1) one-third of the outstanding shares present at the Meeting by proxy or in person of the Funds that are series of FoF and FGI and a majority of the outstanding shares present at the Meeting by proxy or in person and entitled to vote of the Funds that are series of AGI and TFI shall constitute a quorum at the Meeting; provided that no action required by law or a Fund's Declaration of Trust or Articles of Incorporation, as applicable, to be taken by the holders of a designated proportion of Shares may be authorized or taken by a lesser proportion; and (2) for purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment and against Proposals 1, 2, 3, and 4, for which the required vote is a percentage of the shares present or outstanding.

Proxy Related Expenses

The Advisers and their affiliates will bear certain of the costs associated with the solicitation of proxies from the FBR Fund's shareholders. Solicitations may be made by regular mail, telephone, e-mail, or other personal contact by officers or employees of the Advisers and their affiliates or by the proxy soliciting firm retained by to assist with the solicitation process. Georgeson Shareholder Communications, Inc. has been retained to provide proxy solicitation services in connection with the Meeting at an estimated cost of $110,000.  In addition, the Advisers and their affiliates may reimburse persons holding shares in their names or names of their nominees for expenses incurred in forwarding solicitation material to their beneficial owners.

Shareholder Communications and Proposals

Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by AGI, FoF, FGI or TFI, as applicable, at their principal offices a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in the proxy statement and form or forms of proxy relating to such meeting.

By Order of the Directors/Trustees

Kimberly J. Ochterski
Secretary
FBR American Gas Index Fund, Inc.
FBR Family of Funds
FBR Fund for Government Investors
FBR Fund for Tax-Free Investors, Inc.

January 5, 2004

Exhibit A-1

Form of Investment Advisory Agreement for
FBR American Gas Index Fund, Inc.

INVESTMENT ADVISORY AGREEMENT

between

FBR American Gas Index Fund, Inc.

and

FBR FUND ADVISERS, INC.

                        AGREEMENT made as of the __ day of _____, 2004, by and between FBR American Gas Index Fund, Inc, a Maryland corporation, which may issue one or more series of shares of beneficial interest (the "Company"), and FBR Fund Advisers, Inc., a Delaware corporation (the "Adviser").

WHEREAS, the Company is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Company desires to retain the Adviser to furnish investment advisory services to each of the series listed on Schedule A (each, a "Fund" and collectively, the "Funds"), individually and not jointly, and the Adviser represents that it is willing and possesses legal authority to so furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

            1.         The Company hereby employs the Adviser to manage the investment and reinvestment of the assets of each Fund and to administer the affairs of each Fund, subject to the control of the officers and Board of Directors of the Company, for the period and on the terms set forth in this Agreement.  The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations set forth, for the compensation herein provided.

            2.         The Adviser assumes and shall pay or reimburse the Company for:  (a)  all expenses in connection with the management of the investment and reinvestment of the assets of a Fund, except that the Fund assumes and shall pay all broker's commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (b)  the compensation (if any) of those directors and officers of the Company who also serve as directors, officers or employees of the Adviser; and (c)  all expenses not hereinafter specifically assumed by the Company where such expenses are incurred by the Adviser or by the Company in connection with the administration of the affairs of a Fund.

            3.         The Company assumes and shall pay or reimburse the Adviser for each Fund's taxes, corporate fees, interest expenses (if any) and its allocable share of all charges, costs and expenses incurred in connection with:  (a) determining from time to time the net assets of the Fund, maintaining its books and records, and preparing, reproducing and filing its tax returns and reports to governmental agencies; (b) auditing its financial statements; (c) providing stock certificates representing shares of the Fund and the services rendered in the registration or transfer of such shares, in the payment and disbursement of dividends and distributions by the Fund, and in the custody of the cash, securities and other assets of the Fund; (d) stockholders' and directors' meetings, and preparation, printing and distribution of all reports and proxy materials; (e) printing the Fund's prospectus on at least an annual basis, and distributing it to its then-existing shareholders; (f) legal services rendered to the Fund; (g) retaining and compensating those directors, officers and employees of the Company who do not also serve as directors, officers of employees of the Adviser; (h) maintaining appropriate insurance coverage for the Company and its directors and officers; (i) its membership in trade associations; and (j) federal and state filing and registration fees.

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            4.         In connection with the management of the investment and reinvestment of the assets of a Fund, the Adviser is authorized on behalf of the Fund to place orders for the execution of the Fund's portfolio transactions in accordance with the applicable policies of the Fund as set forth in the Fund's registration statements under the Securities Act of 1933 and the Investment Company Act of 1940, as such registration statements may be amended from time to time, and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to all such transactions for the Fund.

            5.         As compensation for the services to be rendered and the charges and expenses to be assumed and paid by the Adviser as provided in Section 2, each Fund shall pay to the Adviser out of Fund assets an annual fee, computed and accrued daily and paid in arrears monthly, at the rate set forth opposite each Fund's name on Schedule A, which shall be a percentage of the average daily net assets of the Fund (computed in the manner set forth in the Fund's most recent Prospectus and Statement of Additional Information) determined as of the close of business on each business day throughout the month.

            In the event of termination of this Agreement, the fee shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

            6.         Subject to and in accordance with the governing instruments of the Company and of the Adviser respectively, directors, officers, agents and shareholders of the Company are or may be interested in the Adviser (or any successor thereof) as directors, officers, agents and shareholders or otherwise; directors, officers, agents and shareholders of the Adviser are or may be interested in the Company as directors, officers, agents, shareholders or otherwise; the Adviser (or any successor) is or may be interested in the Fund as a shareholder or otherwise; and the effect of any such interrelationships shall be governed by said governing instruments and the applicable provisions of the Investment Company Act of 1940.

            7.         This Agreement shall continue in effect for a period of one year from the date hereof, and thereafter only so long as such continuance is approved at least annually by a vote of a majority of the Company's Board of Directors, including the votes of a majority of the directors who are not parties to such Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.  Provided, however, that (a) this Agreement may at any time be terminated without payment of any penalty either by vote of the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of a Fund, on sixty days prior written notice to the Adviser, (b) this Agreement shall automatically terminate in the event of its assignment (within the meaning of the Investment Company Act of 1940), and (c) this Agreement may be terminated by the Adviser on sixty days prior written notice to the Company.  Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post paid, to the other party at any office of such party.

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            As used in this Section 7, the terms "interested persons" and "vote of a majority of the outstanding securities" shall have the respective meanings set forth in Section 2(a)(19) and Section 2(a)(42) of the Investment Company Act of 1940.

            8.         The services of the Adviser to the Company hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby.  The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.

            9.         No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Company, a Fund or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.  Nor shall any provision hereof be deemed to protect any trustee or officer of the Company against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance of his duties or the reckless disregard of his obligations.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

WITNESS:	FBR AMERICAN GAS INDEX FUND, INC. on behalf of the Funds listed on Schedule A, individually and not jointly
________________________________	By:_______________________________

WITNESS:	FBR FUND ADVISERS, INC.
________________________________	By:_______________________________

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Schedule A

Name of Fund                                                                                        Fee*
FBR American Gas Index Fund                                                             0.40%

______________________________

*          As a percentage of average daily net assets.   Note, however, that the Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the advisory fee from time to time.

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Exhibit A-2

Form of Investment Advisory Agreement for
FBR Family of Funds

INVESTMENT ADVISORY AGREEMENT

between

FBR FAMILY OF FUNDS

and

FBR FUND ADVISERS, INC.

AGREEMENT made as of the __ day of _____, 2004, by and between FBR Family of Funds, a Delaware statutory trust which may issue one or more series of shares of beneficial interest (the "Trust"), and FBR Fund Advisers, Inc., a Delaware corporation (the "Adviser").

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Trust desires to retain the Adviser to furnish investment advisory services to each of the series listed on Schedule A (each, a "Fund" and collectively, the "Funds"), individually and not jointly, and the Adviser represents that it is willing and possesses legal authority to so furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.      Appointment.

(a)        General.  The Trust hereby appoints the Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement.  The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

(b)        Employees of Affiliates.  The Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Trust under applicable laws; provided that (i) all persons, when providing services hereunder, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Adviser.

(c)        Sub-Advisers.  It is understood and agreed that the Adviser may from time to time employ or associate with such other entities or persons as the Adviser believes appropriate to assist in the performance of this Agreement with respect to a particular Fund or Funds (each a "Sub-Adviser"), and that any such Sub-Adviser shall have all of the rights and powers of the Adviser set forth in this Agreement; provided that a Fund shall not pay any additional compensation for any Sub-Adviser and the Adviser shall be as fully responsible to the Trust for the acts and omissions of the Sub-Adviser as it is for its own acts and omissions; and provided further that the retention of any Sub-Adviser shall be approved in advance by (i) the Board of Trustees of the Trust and (ii) the shareholders of the relevant Fund if required under any applicable provisions of the 1940 Act.  The Adviser will review, monitor and report to the Trust's Board of Trustees regarding the performance and investment procedures of any Sub-Adviser.  In the event that the services of any Sub-Adviser are terminated, the Adviser may provide investment advisory services pursuant to this Agreement to the Fund without a Sub-Adviser and without further shareholder approval, to the extent consistent with the 1940 Act.  A Sub-Adviser may be an affiliate of the Adviser.

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2.         Delivery of Documents.  The Trust has delivered to the Adviser copies of each of the following documents along with all amendments thereto through the date hereof, and will promptly deliver to it all future amendments and supplements thereto, if any:

(a)         the Trust's Trust Instrument;

(b)         the Bylaws of the Trust;

(c)         resolutions of the Board of Trustees of the Trust authorizing the execution and delivery of this Agreement;

(d)         the Trust's Registration Statement under the Securities Act of 1933, as amended
 (the "1933 Act"), and the 1940 Act, on Form N-lA as filed with the Securities and Exchange Commission (the "Commission");

(e)         Notification of Registration of the Trust under the 1940 Act on Form N-8A as filed with the Commission; and

(f)          the currently effective Prospectus and Statement of Additional Information of the Funds.

3.         Investment Advisory Services.

(a)        Management of the Funds.  The Adviser hereby undertakes to act as investment adviser to the Funds.  The Adviser shall regularly provide investment advice to the Funds and continuously supervise the investment and reinvestment of cash, securities and other property composing the assets of the Funds and, in furtherance thereof, shall:

(i)         supervise all aspects of the operations of the Trust and each Fund;

(ii)        obtain and evaluate pertinent economic, statistical and financial data, as well as other significant events and developments, which affect the economy generally, the Funds' investment programs, and the issuers of securities included in the Funds' portfolios and the industries in which they engage, or which may relate to securities or other investments which the Adviser may deem desirable for inclusion in a Fund's portfolio;

(iii)       determine which issuers and securities shall be included in the portfolio of each Fund;

(iv)       furnish a continuous investment program for each Fund;

(v)        in its discretion and without prior consultation with the Trust, buy, sell, lend and otherwise trade any stocks, bonds and other securities and investment instruments on behalf of each Fund; and

(vi)       take, on behalf of each Fund, all actions the Adviser may deem necessary in order to carry into effect such investment program and the Adviser's functions as provided above, including the making of appropriate periodic reports to the Trust's Board of Trustees.

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(b)        Covenants.  The Adviser shall carry out its investment advisory and supervisory responsibilities in a manner consistent with the investment objectives, policies, and restrictions provided in:  (i) each Fund's Prospectus and Statement of Additional Information as revised and in effect from time to time; (ii) the Trust's Trust Instrument, Bylaws or other governing instruments, as amended from time to time; (iii) the 1940 Act; (iv) other applicable laws; and (v) such other investment policies, procedures and/or limitations as may be adopted by the Trust with respect to a Fund and provided to the Adviser in writing.  The Adviser agrees to use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and regulations issued thereunder (the "Code"), except as may be authorized to the contrary by the Trust's Board of Trustees.  The management of the Funds by the Adviser shall at all times be subject to the review of the Trust's Board of Trustees.

(c)        Books and Records.  Pursuant to applicable law, the Adviser shall keep each Fund's books and records required to be maintained by, or on behalf of, the Funds with respect to advisory services rendered hereunder.  The Adviser agrees that all records which it maintains for a Fund are the property of the Fund and it will promptly surrender any of such records to the Fund upon the Fund's request.  The Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records of the Fund required to be preserved by such Rule.

(d)        Reports, Evaluations and other Services.  The Adviser shall furnish reports, evaluations, information or analyses to the Trust with respect to the Funds and in connection with the Adviser's services hereunder as the Trust's Board of Trustees may request from time to time or as the Adviser may otherwise deem to be desirable.  The Adviser shall make recommendations to the Trust's Board of Trustees with respect to Trust policies, and shall carry out such policies as are adopted by the Board of Trustees.  The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement.

(e)        Purchase and Sale of Securities.  The Adviser shall place all orders for the purchase and sale of portfolio securities for each Fund with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser to the extent permitted by the 1940 Act and the Trust's policies and procedures applicable to the Funds.  The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds.  In assessing the best overall terms available for any transaction, the Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the Adviser, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  In no event shall the Adviser be under any duty to obtain the lowest commission or the best net price for any Fund on any particular transaction, nor shall the Adviser be under any duty to execute any order in a fashion either preferential to any Fund relative to other accounts managed by the Adviser or otherwise materially adverse to such other accounts.

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(f)         Selection of Brokers or Dealers.  In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Adviser, the Funds and/or the other accounts over which the Adviser exercises investment discretion.  The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to accounts over which it exercises investment discretion.  The Adviser shall report to the Board of Trustees of the Trust regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds.

(g)        Aggregation of Securities Transactions.  In executing portfolio transactions for a Fund, the Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or its other clients if, in the Adviser's reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements; and (ii) is not inconsistent with the policies set forth in the Trust's registration statement and the Fund's Prospectus and Statement of Additional Information.  In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients.

4.         Representations and Warranties.

(a)        The Adviser hereby represents and warrants to the Trust as follows:

(i)         The Adviser is a corporation duly organized and in good standing under the laws of the State of Virginia and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

(ii)        The Adviser is registered as an investment adviser with the Commission under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is registered or licensed as an investment adviser under the laws of all applicable jurisdictions.  The Adviser shall maintain such registrations or licenses in effect at all times during the term of this Agreement.

(iii)       The Adviser at all times shall provide its best judgment and effort to the Trust in carrying out the Adviser's obligations hereunder.

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(b)        The Trust hereby represents and warrants to the Adviser as follows:

(i)         The Trust has been duly organized as a statutory trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms.

(ii)        The Trust is registered as an investment company with the Commission under the 1940 Act and shares of each Fund are registered for offer and sale to the public under the 1933 Act and all applicable state securities laws where currently sold. Such registrations will be kept in effect during the term of this Agreement.

5.         Compensation.  As compensation for the services which the Adviser is to provide or cause to be provided pursuant to Paragraph 3, each Fund shall pay to the Adviser out of Fund assets an annual fee, computed and accrued daily and paid in arrears monthly, at the rate set forth opposite each Fund's name on Schedule A, which shall be a percentage of the average daily net assets of the Fund (computed in the manner set forth in the Fund's most recent Prospectus and Statement of Additional Information) determined as of the close of business on each business day throughout the month.  At the request of the Adviser, some or all of such fee shall be paid directly to a Sub-Adviser.  The fee for any partial month  under this Agreement shall be calculated on a proportionate basis.  In the event that the total expenses of a Fund exceed the limits on investment company expenses imposed by any statute or any regulatory authority of any jurisdiction in which shares of such Fund are qualified for offer and sale, the Adviser will bear the amount of such excess, except:  (i) the Adviser shall not be required to bear such excess to an extent greater than the compensation due to the Adviser for the period for which such expense limitation is required to be calculated unless such statute or regulatory authority shall so require, and (ii) the Adviser shall not be required to bear the expenses of the Fund to an extent which would result in the Fund's or Trust's inability to qualify as a regulated investment company under the provisions of Subchapter M of the Code.

6.         Interested Persons.  It is understood that, to the extent consistent with applicable laws, the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and shareholders of the Adviser are or may be or become similarly interested in the Trust.

7.         Expenses.  As between the Adviser and the Funds, the Funds will pay for all their expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Funds shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments, which the parties acknowledge might be higher than other brokers would charge when a Fund utilizes a broker which provides brokerage and research services to the Adviser as contemplated under Paragraph 3 above; (iii) fees and expenses of the Trust's Trustees that are not employees of the Adviser; (iv) legal and audit expenses; (v) administrator, custodian, pricing and bookkeeping, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Funds' shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders, unless otherwise required; (viii) all other expenses incidental to holding meetings of shareholders, including proxy solicitations therefor, unless otherwise required; (ix) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (x) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; (xi) insurance premiums for fidelity bonds and other coverage to the extent approved by the Trust's Board of Trustees; (xii) association membership dues authorized by the Trust's Board of Trustees; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust is a party (or to which the Funds' assets are subject) and any legal obligation for which the Trust may have to provide indemnification to the Trust's Trustees and officers.

5

8.         Non-Exclusive Services; Limitation of Adviser's Liability.  The services of the Adviser to the Funds are not to be deemed exclusive and the Adviser may render similar services to others and engage in other activities.  The Adviser and its affiliates may enter into other agreements with the Funds and the Trust for providing additional services to the Funds and the Trust which are not covered by this Agreement, and to receive additional compensation for such services.  In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, or a breach of fiduciary duty with respect to receipt of compensation, neither the Adviser nor any of its directors, officers, shareholders, agents, or employees shall be liable or responsible to the Trust, the Funds or to any shareholder of the Funds for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services hereunder or for any loss suffered by the Trust, a Fund or any shareholder of a Fund in connection with the performance of this Agreement.

9.         Effective Date; Modifications; Termination.  This Agreement shall become effective on ____, 2004, provided that it shall have been approved by a majority of the outstanding voting securities of each Fund, in accordance with the requirements of the 1940 Act, or such later date as may be agreed by the parties following such shareholder approval.

(a)        This Agreement shall continue in force until _______, 2005 and shall continue in effect thereafter as to each Fund for successive annual periods, provided such continuance is specifically approved at least annually (i) by a vote of the majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval and (ii) by a vote of the Board of Trustees of the Trust or a majority of the outstanding voting shares of the Fund.

(b)       The modification of any of the non-material terms of this Agreement may be approved by a vote of a majority of those Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

(c)        Notwithstanding the foregoing provisions of this Paragraph 9, either party hereto may terminate this Agreement with respect to any particular Fund at any time on sixty (60) days' prior written notice to the other, without payment of any penalty.  Such a termination by the Trust shall be effected as to any Fund by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund.  This Agreement shall terminate automatically in the event of its assignment.

10.       Limitation of Liability of Trustees and Shareholders.  The Adviser acknowledges the following limitation of liability:

The terms "FBR Family of Funds" and "Trustees" refer, respectively, to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Trust Instrument, to which reference is hereby made, such reference being inclusive of any and all amendments thereto so filed or hereafter filed.  The obligations of "FBR Family of Funds" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with the Trust or a Fund must look solely to the assets of the Trust or Fund for the enforcement of any claims against the Trust or Fund.  Obligations of any one Fund may be satisfied only by the assets of such Fund and not any other Fund.

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11.       Non-Exclusive Use of the Name "FBR".  The Trust acknowledges that it adopted its name through the permission of the Adviser.  The Adviser hereby consents to the non-exclusive use by the Trust of the name "FBR" only so long as the Adviser serves as the Funds' adviser.

If the Adviser or any successor to its business shall cease to furnish services to the Funds under this Agreement or similar contractual arrangement, the Trust:

(a)        as promptly as practicable, will take all necessary action to cause its Certificate of Trust to be amended to accomplish a change of name; and

(b)       within 90 days after the termination of this Agreement or such similar contractual arrangement, shall cease to use in any other manner, including but not limited to use in any prospectus, sales literature or promotional material, the name "FBR" or any name, mark or logotype derived from it or similar to it or indicating that the Funds are managed by or otherwise associated with the Adviser.

12.       Certain Definitions.  The terms "vote of a majority of the outstanding voting securities," "assignment," "control," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act.  References in this Agreement to the 1940 Act and the Advisers Act shall be construed as references to such laws as now in effect or as hereafter amended, and shall be understood as inclusive of any applicable rules, interpretations and/or orders adopted or issued thereunder by the Commission.

13.       Independent Contractor.  The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees of the Trust from time to time, have no authority to act for or represent a Fund in any way or otherwise be deemed an agent of a Fund.

14.       Structure of Agreement.  The Trust is entering into this Agreement on behalf of the respective Funds individually and not jointly.  The responsibilities and benefits set forth in this Agreement shall refer to each Fund individually and not jointly.  No Fund shall have any responsibility for any obligation of any other Fund arising out of this Agreement.  Without otherwise limiting the generality of the foregoing:

(a)        any breach of any term of this Agreement regarding the Trust with respect to any one Fund shall not create a right or obligation with respect to any other Fund;

(b)       under no circumstances shall the Adviser have the right to set off claims relating to a Fund by applying property of any other Fund; and

(c)        the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Trust and the particular Fund to which such relationship and consideration applies.

7

This Agreement is intended to govern only the relationships between the Adviser, on the one hand, and the Trust and the Funds, on the other hand, and (except as specifically provided above in this Paragraph 14) is not intended to and shall not govern (i) the relationship between the Trust and any Fund or (ii) the relationships among the respective Funds.

15.       Governing Law.  This Agreement shall be governed by the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act or the Advisers Act.

16.       Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

17.       Notices.  Notices of any kind to be given to the Trust hereunder by the Adviser shall be in writing and shall be duly given if mailed or delivered to Potomac Tower, 1001 Nineteenth Street North, Arlington, Virginia 22209, Attention:  William Ginivan, or at such other address or to such individual as shall be so specified by the Trust to the Adviser.  Notices of any kind to be given to the Adviser hereunder by the Trust shall be in writing and shall be duly given if mailed or delivered. to the Adviser at Potomac Tower, 1001 Nineteenth Street North, Arlington, Virginia 22209, Attention: _________ or at such other address or to such individual as shall be so specified by the Adviser to the Trust. Notices shall be effective upon delivery.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date written above.

WITNESS:	FBR FAMILY OF FUNDS, on behalf of the Funds listed on Schedule A, individually and not jointly
________________________________	By:_______________________________

WITNESS:	FBR FUND ADVISERS, INC.
________________________________	By:_______________________________

8

Schedule A

Name of Fund	Fee*
FBR Financial Services Fund	0.90%
FBR Small Cap Financial Fund	0.90%
FBR Small Cap Value Fund	0.90%
FBR Small Cap Technology Fund	0.90%
FBR Technology Fund	0.90%

____________________

*          As a percentage of average daily net assets.   Note, however, that the Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the advisory fee from time to time.

 9

Exhibit A-3

Form of Investment Advisory Agreement for
FBR Fund for Government Investors

 INVESTMENT ADVISORY AGREEMENT

between

FBR Fund for Government Investors

and

MONEY MANAGEMENT ADVISERS, INC.

AGREEMENT made as of the __ day of _____, 2004, by and between FBR Fund for Government Investors, a Delaware statutory trust which may issue one or more series of shares of beneficial interest (the "Trust"), and FBR Fund Advisers, Inc., a Delaware corporation (the "Adviser").

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Trust desires to retain the Adviser to furnish investment advisory services to each of the series listed on Schedule A (each, a "Fund" and collectively, the "Funds"), individually and not jointly, and the Adviser represents that it is willing and possesses legal authority to so furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.             The Trust hereby employs the Adviser to manage the investment and reinvestment of the assets of a Fund and to administer the affairs of such Fund, subject to the control of the Officers and Board of Trustees of the Trust, for the period and on the terms set forth in this Agreement.  The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth, for the compensation herein provided.

2.             The Adviser assumes and shall pay or reimburse each Fund for: (1) all expenses in connection with the management of the investment and reinvestment of the assets of a Fund, except that the Fund assumes and shall pay all brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (2) the compensation (if any) of those trustees and officers of the Trust who are also partners of the Adviser, or directors, officers or employees of the Adviser or of partners of the Adviser; and (3) all expenses not hereinafter specifically assumed by the Trust where such expenses are incurred by the Adviser or by the Trust in connection with the administration of the affairs of the Fund.

3.             The Trust assumes and shall pay or reimburse the Adviser for a Fund's taxes, corporate fees, interest expenses (if any) and its allocable share of all charges, costs and expenses incurred in connection with: (1) maintaining its offices, determining from time to time the net assets of the Fund, maintaining its books and records, and preparing, reproducing and filing its tax returns and reports to governmental agencies; (2) auditing its financial statements; (3) the payment and disbursement of dividends and distributions by the Fund, and in the custody of the cash, securities and other assets of the Fund; (4) stockholders' and trustees' meetings, and preparation, printing and distribution of all reports and proxy materials; (5) legal services rendered to the Fund; (6) retaining and compensating those trustees, officers and employees of the Trust who are not partners of the Adviser or who do not serve as officers or employees of the Adviser or of partners of the Adviser; (7) maintaining appropriate insurance coverage for the Trust and its trustees and officers; and (8) its membership in trade associations.

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4.             At the request of the Trust, the Adviser shall make available to each Fund all necessary office facilities, equipment, and personnel that the Fund may require.  Such office facilities, equipment, personnel, and services, the charges and expenses for which are to be paid by the Trust under the provisions of this Section 2, may be provided for or rendered to the Trust by the Adviser and billed to the Trust at the Adviser's cost.

5.             In connection with the management of the investment and reinvestment of the assets of each Fund, the Adviser is authorized to buy and sell marketable debt obligations of the United States Government, its agencies and instrumentalities, and money market obligations secured by such obligations for the Fund and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to all such transactions for the Fund.

6.             As compensation for the services to be rendered and the charges and expenses to be assumed and paid by the Adviser as provided in Section 2, each Fund shall pay to the Adviser out of Fund assets an annual fee, computed and accrued daily and paid in arrears monthly, at the rate set forth opposite each Fund's name on Schedule A, which shall be a percentage of the average daily net assets of the Fund (computed in the manner set forth in the Fund's most recent Prospectus and Statement of Additional Information) determined as of the close of business on each business day throughout the month.

7.             In the event of termination of this Agreement, the fee shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current fiscal quarter as a percentage of the total number of days in such quarter.

8.             Subject to and in accordance with the governing instruments of the Trust and the Adviser, trustees, officers, agents, and stockholders of the Trust are or may be interested in the Adviser (or any successor thereof); partners of the Adviser are or may be interested in the Trustee as trustees, officers, stockholders or otherwise; the Adviser (or any successor) is or may be interested in the Fund as a stockholder or otherwise.  The effect of any such interrelationships shall be governed by said governing instruments and provisions of the Investment Company Act of 1940.

9.             This Agreement shall continue in effect for a period of one year from the date hereof, and thereafter only so long as such continuance is approved at least annually by votes of the Trust's Board of Trustees, including the votes of a majority of the trustees who are not parties to such Agreement or interested persons of any such party, in person at a meeting called for the purpose of voting on such approval.  In addition the question of continuance of the Agreement may be presented to stockholders of a Fund; in such event, such continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of each Fund voting as a single class.  Provided, however, that (1) this Agreement may at any time be terminated without payment of any penalty either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Fund, on sixty days written notice to the Adviser, (2) this Agreement shall automatically terminate in the event of its assignment (within the meaning of the Investment Company Act of 1940), and (3) this Agreement may be terminated by the Adviser on sixty days written notice to the Trust.  Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post paid, to the other party at any office of such party.

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            As used in Section 9, the terms "interested persons" and "vote of a majority of the outstanding securities" shall have the respective meanings set forth in Section 2(a) (19) and Section 2(a) (42) of the Investment Company Act of 1940.

10.         The services of the Adviser to the Trust hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby.  The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust.

11.         No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust, a Fund or its stockholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.  Nor shall any provision hereof be deemed to protect any trustee or officer of the Trust against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance of his duties or the reckless disregard of his obligations.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be executed on the day and year first above written.

WITNESS:	FBR Fund for Government Investors on behalf of the Funds listed on Schedule A, individually and not jointly
________________________________	By:_______________________________

WITNESS:	MONEY MANAGEMENT ADVISERS, INC.
________________________________	By:_______________________________

3

Schedule A

Name of Fund	Fee*
FBR Fund for Government Investors	0.50% of the first $500 million of net assets, 0.45% of the next $250 million of net assets, 0.40% of the next $250 million of net assets, and 0.35% of the net assets over $1 billion.

______________________________

*          As a percentage of average daily net assets.   Note, however, that the Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the advisory fee from time to time.

4

Exhibit A-4

 Form of Investment Advisory Agreement for
FBR Fund for Tax-Free Investors, Inc.

INVESTMENT ADVISORY AGREEMENT

between

FBR Fund for Tax-Free Investors, Inc.

and

MONEY MANAGEMENT ADVISERS, INC.

AGREEMENT made as of the __ day of _____, 2004, by and between FBR Fund for Tax-Free Investors, Inc., a Maryland corporation which may issue one or more series of shares of beneficial interest (the "Company"), and Money Management Advisers, Inc., a District of Columbia corporation (the "Adviser").

WHEREAS, the Company is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Company desires to retain the Adviser to furnish investment advisory services to each of the series listed on Schedule A (each, a "Fund" and collectively, the "Funds"), individually and not jointly, and the Adviser represents that it is willing and possesses legal authority to so furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.                   The Company hereby employs the Adviser to manage the investment and reinvestment of the assets of each Fund and to administer the affairs of each Fund, subject to the control of the officers and Board of Directors of the Company, for the period and on the terms set forth in this Agreement.  The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations set forth, for the compensation herein provided.  The Adviser is hereby expressly permitted to hire a subadviser to manage the assets of the Company.

2.                   The Adviser assumes and shall pay or reimburse each Fund for:  (a)  all expenses in connection with the management of the investment and reinvestment of the assets of such Fund, except that each Fund assumes and shall pay all broker's commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (b)  the compensation (if any) of those directors and officers of the Company who also serve as partners of the Adviser, or directors, officers or employees of the Adviser or of partners of the Adviser; and (c)  all expenses not hereinafter specifically assumed by the Company or a Fund where such expenses are incurred by the Adviser or by the Company in connection with the administration of the affairs of the Fund.

1

3.         The Company assumes and shall pay or reimburse the Adviser for the Fund's taxes, corporate fees, interest expenses (if any) and its allocable share of all charges, costs and expenses incurred in connection with :  (a) maintaining its offices, determining from time to time the net assets of the Fund, maintaining its books and records, and preparing, reproducing and filing its tax returns and reports to governmental agencies; (b) auditing its financial statements; (c) providing stock certificates representing shares of the Fund and the services rendered in the registration or transfer of such shares, in the payment and disbursement of dividends and distributions by the Fund, and in the custody of the cash, securities and other assets of the Fund; (d) stockholders' and directors' meetings, and preparation, printing and distribution of all reports and proxy materials; (e) printing the Fund's prospectus on at least an annual basis, and distributing it to its then-existing shareholders; (f) legal services rendered to the Fund; (g) retaining and compensating those directors, officers and employees of the Company who do not also serve as partners of the Adviser, or directors, officers of employees of the Adviser or of partners of the Adviser; (h) maintaining appropriate insurance coverage for the Company and its directors and officers; and (i) its membership in trade associations.

At the request of the Company, the Adviser shall make available to each Fund all necessary office facilities, equipment and personnel that the Fund may require.  Such office facilities, equipment, personnel and services, the charges and expenses of which are to be paid by the Fund under the provisions of this Section 2, may be provided for or rendered to the Fund by the Adviser and billed to the Fund at the Adviser's cost.

            4.         In connection with the management of the investment and reinvestment of the assets of each Fund, the Adviser is authorized on behalf of such Fund, to place orders for the execution of the Fund's portfolio transactions in accordance with the applicable policies of the Fund as set forth in the Fund's registration statements under the Securities Act of 1933 and the Investment Company Act of 1940, as such registration statements may be amended from time to time, and is directed to use its best efforts to obtain the best available price and most favorable execution with respect to all such transactions for the Fund.

            5.         As compensation for the services which the Adviser is to provide or cause to be provided pursuant to Paragraph 3, each Fund shall pay to the Adviser out of Fund assets an annual fee, computed and accrued daily and paid in arrears monthly, at the rate set forth opposite each Fund's name on Schedule A, which shall be a percentage of the average daily net assets of the Fund (computed in the manner set forth in the Fund's most recent Prospectus and Statement of Additional Information) determined as of the close of business on each business day throughout the month.

In the event of termination of this Agreement, the fee shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

            6.         The directors of the Company acknowledge that, in further consideration of the services of the Adviser hereunder, the Adviser has reserved for itself all rights to, and interest in, the name "FBR Fund for Tax-Free Investors, Inc." or any similar name, and that use of the name shall continue only with the continuing consent of the Adviser, which consent may be withdrawn at any time, effective immediately upon written notice thereof to the Company.

            7.         Subject to and in accordance with the governing instruments of the Company and of the Adviser respectively, directors, officers, agents and stockholders of the Company are or may be interested in the Adviser (or any successor thereof) as partners or otherwise; partners and agents of the Adviser are or may be interested in the Company as directors, officers, agents, stockholders or otherwise; the Adviser (or any successor) is or may be interested in the Company as a stockholder or otherwise; and the effect of any such interrelationships shall be governed by said governing instruments and the applicable provisions of the Investment Company Act of 1940.

2

            8.         This Agreement shall continue for a period of one year from the date hereof, and thereafter only so long as such continuance is approved at least annually by votes of a majority of the Company's Board of Directors, including the votes of a majority of the directors who are not parties to such Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.  In addition, the question of continuance of this Agreement may be presented to stockholders of the Fund; in such event, such continuance shall be effected only if approved by the affirmative vote of a majority of the outstanding voting securities of a Fund.  Provided, however, that (a) this Agreement may at any time be terminated without payment of any penalty either by vote of the Board of Directors of the Company or by vote of a majority of the outstanding voting securities of a Fund, on sixty days prior written notice to the Adviser, (b) this Agreement shall automatically terminate in the event of its assignment (within the meaning of the Investment Company Act of 1940), and (c) this Agreement may be terminated by the Adviser on sixty days prior written notice to a Fund.  Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post paid, to the other party at any office of such party.

As used in this Section 8, the terms "interested persons" and "vote of a majority of the outstanding securities" shall have the respective meanings set forth in Section 2(a)(19) and Section 2(a)(42) of the Investment Company Act of 1940.

            9.         The services of the Adviser to each Fund hereunder are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services hereunder are not impaired thereby.  The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent any Fund in any way or otherwise be deemed an agent of any Fund.

            10.        No provision of this Agreement shall be deemed to protect the Adviser against any liability to a Fund or its stockholders to which it might otherwise be subject by reasons of any willful misfeasance, bad faith or negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.  Nor shall any provision hereof be deemed to protect any director or officer of the Company against any such liability to which he might otherwise be subject by reason of any willful misfeasance, bad faith or negligence in the performance of his duties or the reckless disregard of his obligations.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

3

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

WITNESS:

WITNESS:	FBR Fund for Tax-Free Investors, Inc., on behalf of the Funds listed on Schedule A, individually and not jointly
________________________________	By:_______________________________

WITNESS:	MONEY MANAGEMENT ADVISERS, INC.
________________________________	By:_______________________________

4

Schedule A

Name of Fund                                                                                        Fee*

FBR Maryland Tax-Free Portfolio                                                                      0.625%
FBR Virginia Tax-Free Portfolio                                                                         0.625%

______________________________

*          As a percentage of average daily net assets.   Note, however, that the Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the advisory fee from time to time.

 5

Exhibit B-1

Form of Investment Sub-Advisory Agreement for
FBR Small Cap Value Fund

SUB‑ADVISORY AGREEMENT

between

FBR FUND ADVISERS, INC.

and

AKRE CAPITAL MANAGEMENT, LLC

This AGREEMENT made as of the _______ day of _______, 2004, by and between FBR Fund Advisers, Inc., a Delaware corporation (the "Adviser"), and Akre Capital Management, LLC, a Delaware limited liability company ("Sub‑Adviser").

WHEREAS, FBR Family of Funds, a Delaware statutory trust (the "Trust"), is authorized to issue one or more series of shares of beneficial interest;

WHEREAS, the Trust is registered as an open‑end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act);

WHEREAS, the Adviser and the Trust have entered into an Investment Advisory Agreement ("Primary Agreement") under which the Adviser is obligated to furnish investment advisory services to the Trust's series, and Section 1(c) of the Primary Agreement permits the Adviser to, from time to time, retain a sub‑adviser to provide day‑to‑day portfolio management services to all or part of a series' investment portfolio;

WHEREAS, the Adviser desires to retain the Sub‑Adviser to furnish day‑to‑day portfolio advisory services to the Trust's series listed on Schedule A (each, a "Fund" and collectively, the "Funds"), and the Sub‑Adviser represents that it is willing and possesses legal authority to so furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.        Appointment.  Subject to the approval of the Trust's Board of Trustees (the "Board"), including a majority of the trustees who are not parties to this Agreement or "interested persons" of any such party ("Independent Trustees"), and each Fund's shareholders, the Adviser hereby appoints the Sub‑Adviser to provide day‑to‑day advisory services to each Fund, or to such assets of each Fund as determined by the Adviser, for the period and on the terms set forth in this Agreement. The Sub‑Adviser accepts such appointment and agrees to furnish the services described herein for the compensation described herein.

2.        Delivery of Documents.  The Sub‑Adviser has delivered to the Adviser copies of each of the following documents along with all amendments thereto through the date hereof, and will promptly deliver to the Adviser any future amendments and supplements thereto, if any:

1

(a)       the Sub‑Adviser's registration statement, and any amendments thereto, filed on Form ADV under the Investment Advisers Act of 1940, as amended ("Advisers Act"), as filed with the Securities and Exchange Commission (the "Commission");

(b)        the Sub‑Adviser's Trade Allocation Policy; and

(c)        the Sub‑Adviser's Code of Ethics and Insider Trading Policy.

3.         Sub‑Advisory Services.

(a)       General. The Sub‑Adviser hereby agrees to provide day‑to‑day portfolio advisory services to the Fund or Funds. The Sub‑Adviser shall regularly provide investment advice to the Fund or Funds, or to the assets of any such Fund allocated to the Sub‑Adviser by the Adviser, and shall continuously supervise the investment and reinvestment of cash, securities and other property composing the assets of the Fund or Funds and, in furtherance thereof, shall, in a manner consistent with the investment objective and policies of each Fund as set forth in the Fund's then‑current Prospectus and Statement of Additional Information:

(i)        furnish a continuous investment program for each Fund

(ii)       obtain and evaluate pertinent economic, statistical and financial data, as well as other significant events and developments, which affect the economy generally, investment programs of each Fund, and the issuers of securities included in each Fund's portfolios and the industries in which each Fund engages, or which may relate to securities or other investments which the Sub‑Adviser may deem desirable for inclusion in each Fund's portfolio;

(iii)       determine which issuers and securities shall be included in the portfolio of each Fund;

(iv)       in its discretion and without prior consultation with the Adviser, buy, sell, lend and otherwise trade any stocks, bonds and other securities and investment instruments on behalf of each Fund; and

(v)        take, on behalf of each Fund, all actions the Sub‑Adviser may deem necessary or appropriate in order to carry into effect such investment program and the Sub‑Adviser's functions as set forth above.

(b)       Covenants. The Sub‑Adviser shall carry out its investment advisory and supervisory responsibilities in a manner consistent with the investment objectives, policies, and restrictions provided in: (i) each Fund's Prospectus and Statement of Additional Information as revised and in effect from time to time; (ii) the Trust's Trust Instrument, Bylaws or other governing instruments, as amended from time to time; (iii) the 1940 Act; (iv) the Advisers Act; (v) other applicable laws; and (vi) such other investment policies, procedures and/or limitations as may be adopted by the Trust with respect to a Fund and provided to the Sub‑Adviser in writing by the Adviser or the Trust. The Sub‑Adviser agrees to use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and regulations issued thereunder (the "Code"), except as may be authorized to the contrary by the Trust's Board of Trustees. The management of each Fund by the Sub‑Adviser shall at all times be subject to the supervision and review of the Adviser and the Trust's Board of Trustees.

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(c)        Books and Records. The Sub‑Adviser agrees that all records which it maintains for a Fund are the property of the Trust and agrees to promptly surrender any of such records to the Trust upon the Trust's or the Adviser's request. The Sub‑Adviser further agrees to preserve for the periods prescribed by Rule 31a‑2 under the 1940 Act any such records of the Funds required to be preserved by such Rule and to keep all records required to be preserved by the Advisers Act.

(d)       Reports, Evaluations and other Services. The Sub‑Adviser shall furnish reports, evaluations, information or analyses to the Adviser or the Trust with respect to the Funds and in connection with the Sub‑Adviser's services hereunder as the Adviser or the Trust's Board of Trustees may request from time to time or as the Sub‑Adviser may otherwise deem to be necessary or appropriate. The Sub‑Adviser shall make recommendations to the Adviser or the Trust's Board of Trustees with respect to Trust policies, and shall carry out all policies that are adopted by the Board of Trustees. The Sub‑Adviser shall, subject to review by the Adviser and the Board of Trustees, furnish such other services as the Sub‑Adviser shall from time to time determine to be necessary or appropriate to perform its obligations under this Agreement. The Sub‑Adviser shall cooperate fully with the Trust's independent auditors and with the Adviser in connection with any annual audit, the preparation of filings with the Commission, and in connection with any examination of the Trust or the Adviser by the Commission.

(e)       Aggregation of Securities Transactions. In executing portfolio transactions for a Fund, the Sub‑Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or accounts advised by the Sub‑Adviser. The Sub‑Adviser will aggregate trades if, in the Sub‑Adviser's reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust's registration statement and the Fund's Prospectus and Statement of Additional Information.

In the event that the Sub‑Adviser aggregates any securities transactions as provided for above, the Sub‑Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to each Fund and such other accounts of the Sub‑Adviser.

(f)        Meetings. The Sub‑Adviser will meet with the Adviser on a periodic basis, as reasonably requested by the Adviser, to review the responsibilities of each party and discuss any operational issues.

4.         Use of Sub‑Advisory Performance Information.

(a)       With respect to each Fund for which the Sub‑Adviser provides investment advisory service pursuant to this Agreement, the Sub‑Adviser shall permit the Adviser and the Trust to include in the Trust's Prospectus and/or Statement of Additional Information performance figures relating to any private accounts and/or registered investment companies that have substantially similar investment objectives and policies to a Fund, provided that the inclusion of any such prior performance satisfies all applicable SEC rules, regulations, and interpretive positions.

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(b)       Nothing herein shall prohibit the Sub‑Adviser or any of its principals from using the name of a Fund, the Trust or the Adviser in a biographical description of the Sub‑Adviser or its principals or prohibit the use of the performance of a Fund or the Trust (to the extent permissible under the U.S. federal and state securities laws and regulations) in sales literature, advertising material or other communications of the Sub‑Adviser that describes the composite performance record of the Sub‑Adviser or its principals.

5.         Representations and Warranties.

(a)        The Sub‑Adviser hereby represents and warrants to the Adviser as follows:

(i)        The Sub‑Adviser is a limited liability company duly organized and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

(ii)        The Sub‑Adviser is registered as an investment adviser with the Commission under the Advisers Act, and is registered or licensed as an investment adviser under the laws of all applicable jurisdictions. The Sub‑Adviser shall maintain such registrations or licenses in effect at all times during the term of this Agreement.

(iii)      The Sub‑Adviser is not the subject of any administrative proceeding by any state, federal or other regulatory body.

(iv)      The Sub‑Adviser at all times shall provide service to the Funds hereunder using its reasonable best judgment and efforts to carry out its obligations to the Funds hereunder.

(v)       The Sub-Adviser represents that it shall  maintain at all times a fidelity bond with minimum coverage in an amount of not less than $1,000,000 and a deductible of not less than $150,000.  The Sub-Adviser represents that it shall maintain at all times errors and omissions and directors and officers insurance  with minimum coverage in an amount of not less than $3,000,000 and a deductible of not less than $150,000 per incident.  The fidelity bond and insurance policies required by this section shall provide for cancellation notices to the Adviser.  The Sub-Adviser shall  bear the entire costs of maintaining  the fidelity bond and insurance coverage required by this section.  The Sub-Adviser shall provide to the Adviser on an annual basis copies of the fidelity bond and  insurance policies required by this section.  If, at any time during the term of this Agreement, the Sub-Adviser fails to maintain the minimum coverage amounts specified by this section, the Advisor may terminate this Agreement or amend the amount of compensation as specified in paragraph 6 of this Agreement.

(b)       The Adviser hereby represents and warrants to the Sub‑Adviser as follows:

(i)        The Adviser is a corporation duly organized and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

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(ii)        The Adviser is registered as an investment adviser with the Commission under the Advisers Act, and is registered or licensed as an investment adviser under the laws of all applicable jurisdictions. The Adviser shall maintain such registrations or licenses in effect at all times during the term of this Agreement.

(iii)      The Adviser is not the subject of any administrative proceeding by any state, federal or any other regulatory body.

(iv)      The Adviser at all times shall provide service to the Funds using its reasonable best judgment and efforts to carry out its obligations to the Funds.

(v)       To the extent that the Funds incur losses as a result of the Adviser's failure to adequately fulfill its duties to the Funds, the Adviser agrees that it shall be solely responsible to make the Funds whole.

6.         Compensation.  As compensation for the services which the Sub‑Adviser is to provide pursuant to Paragraph 3, the Adviser shall pay to the Sub‑Adviser the greater of (i) an annual fee, computed and accrued daily and paid in arrears monthly, at the rate set forth opposite each Fund's name on Schedule A, which shall be a percentage of the average daily net assets of the Fund (computed in a manner consistent with the Fund's most recent Prospectus and Statement of Additional Information) determined as of the close of business on each business day throughout the month, or (ii) $3,500 per month. The fee for any partial month under this Agreement shall be calculated on a proportionate basis.

7.        Interested Persons.  It is understood that, to the extent consistent with applicable laws, the Trustees, officers and shareholders of the Trust are, may be, or may become, interested in the Sub‑Adviser as directors, officers or otherwise, and that directors, officers and shareholders of the Sub‑Adviser are, may be, or may become, similarly interested in the Trust.

8.        Non‑Exclusive Services; Limitation of Sub‑Adviser's Liability.  The services of the Sub‑Adviser provided to each of the Funds are not to be deemed exclusive and the Sub‑Adviser may render similar services to others and engage in other activities. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Sub‑Adviser, or a breach of fiduciary duty with respect to receipt of compensation, neither the Sub‑Adviser nor any of its directors, officers, shareholders, agents, or employees shall be liable or responsible to the Adviser, the Trust, the Funds or to any shareholder of the Funds for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services hereunder or for any loss suffered by the Adviser, the Trust, a Fund or any shareholder of a Fund in connection with the performance of this Agreement.

9.        Effective Date; Modifications; Termination.  This Agreement shall become effective on ________________, 2004.

(a)       This Agreement shall continue in force for an initial term of two years from its effective date with respect to a Fund. Thereafter, this Agreement may be renewed as to each Fund for successive annual periods, provided that the Agreement is approved by the Trust's Board, including a majority of Independent Trustees.

(b)       Notwithstanding the foregoing provisions of this Paragraph 9, either party hereto may terminate this Agreement at any time on sixty (60) days' prior written notice to the other, without payment of any penalty. Such a termination by the Adviser may be effected severally as to any particular Fund. In addition, this Agreement may be terminated by the Board of Trustees or, with respect to any Fund, by a majority vote of the Fund's shareholders, without penalty, upon 60 days' prior written notice. This Agreement shall terminate automatically in the event of its assignment.

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10.       Limitation of Liability of Trustees and Shareholders.  The Sub‑Adviser acknowledges the following limitation of liability: The terms "FBR Family of Funds" and "Trustees" refer, respectively, to the Trust and the Trustees, as trustees but not individually or personally, acting from time to time under the Trust Instrument, to which reference is hereby made, such reference being inclusive of any and all amendments thereto so filed or hereafter filed. The obligations of "FBR Family of Funds" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with the Trust or a Fund must look solely to the assets of the Trust or Fund for the enforcement of any claims against the Trust or Fund.

11.      Certain Definitions.  The terms "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act. References in this Agreement to the 1940 Act and the Advisers Act shall be construed as references to such laws as now in effect or as hereafter amended, and shall be understood as inclusive of any applicable rules, interpretations and/or orders adopted or issued thereunder by the Commission.

12.       Independent Contractor.  The Sub‑Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees of the Trust or the Adviser from time to time, have no authority to act for or represent a Fund in any way or otherwise be deemed an agent of a Fund or of the Adviser.

13.     Structure of Agreement.  This Agreement is between the Adviser and the Sub‑Adviser and is separate and independent from any agreements between the Adviser and the Trust. The Sub‑Adviser shall have no recourse against the Trust or any Fund of the Trust. The responsibilities and benefits set forth in this Agreement shall refer to each Fund severally and not jointly. No Fund shall have any responsibility for any obligation of the Adviser arising out of this Agreement. Without otherwise limiting the generality of the foregoing:

(a)       any breach of any term of this Agreement regarding the Adviser with respect to any one Fund shall not create a right or obligation with respect to any other Fund:

(b)       under no circumstances shall the Sub‑Adviser have the right to set off claims relating to the services to a particular Fund by applying property of that particular Fund or any other Fund or account managed by the Sub‑Adviser: and

(c)        the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Adviser and Sub‑Adviser.

This Agreement is intended to govern only the relationships between the Adviser, on the one hand, and the Sub‑Adviser, on the other hand, and (except as specifically provided above in this Paragraph 13) is not intended to and shall not govern (i) the relationship between the Trust and any Fund, (ii) the relationships among the respective Funds, or (iii) the relationship between the Adviser and the Trust or any of the Funds.

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14.       Governing Law.  This Agreement shall be governed by the laws of the State of Delaware, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act or the Advisers Act.

15.       Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

16.       Notices.  Notices of any kind to be given to the Adviser hereunder by the Sub‑Adviser shall be in writing and shall be duly given if mailed or delivered to the Adviser at Potomac Tower, 1001 Nineteenth Street North, Arlington, Virginia 22209, Attention: William Ginivan, or at such other address or to such individual as shall be so specified by the Adviser, or if sent via facsimile, to the recipient's current facsimile number as contained in the sender's records. Notices of any kind to be given to the Sub‑Adviser shall hereunder by the Adviser be in writing and shall be duly given if mailed or delivered to the Sub‑Adviser at 2 West Washington Street, Middleburg, Virginia 20118, Attention: Charles T. Akre, Jr. or at such other address or to such individual as shall be so specified by the Sub‑Adviser, or if sent via facsimile, to the recipient's current facsimile number as contained in the sender's records. Notices shall be effective upon delivery.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date written above.

FBR FUND ADVISERS, INC.	AKRE CAPITAL MANAGEMENT, LLC
By: ______________________________ Name: Title:	By: ____________________________________ Name: Title:

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Schedule A

Name of Fund                                                                           Fee*
FBR Small Cap Value Fund                                                       0.40%

*          As a percentage of average daily net assets.

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Exhibit B-2

Form of Investment Sub-Advisory Agreement for
FBR Fund for Tax-Free Investors, Inc.

SUBADVISORY AGREEMENT

Between

MONEY MANAGEMENT ADVISERS, Inc.

and

ASSET MANAGEMENT, INC.

This AGREEMENT made as of the ___ of _________, 2004, by and between Money Management Advisers, Inc a District of Columbia corporation (the "Adviser"), and Asset Management, Inc., a Maryland corporation (the "Subadviser").

WHEREAS, FBR Fund for Tax-Free Investors, Inc., a Maryland corporation, (the "Company"), is authorized to issue one or more series of shares of stock;

WHEREAS, the Company is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, the Adviser and the Company have entered into an Investment Advisory Contract ("Primary Agreement") under which the Adviser is obligated to furnish investment advisory services to the Company's series and the Adviser is permitted to hire a subadviser to manage the assets of the Company;

WHEREAS, the Adviser desires to retain the Subadviser to furnish day-to-day portfolio management services to the Company's series listed on Schedule A, as amended from time to time (each a "Fund"), and the Subadviser represents that it is willing and possesses legal authority to so furnish such services;

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.       Appointment.  Subject to the approval of the Company's Board of Directors (the "Board"), including a majority of the Directors who are not parties to this Agreement or "interested persons" of any such party ("Independent Directors"), and each Fund's shareholders, the Adviser hereby appoints the Subadviser to provide day-to-day advisory services to each Fund, or to such assets of each Fund as determined by the Adviser, for the period and on the terms set forth in this Agreement.  The Subadviser accepts such appointment and agrees to furnish the services described herein for the compensation described herein.

2.       Documents Provided to Adviser.  The Subadviser has or will deliver to the Adviser copies of each of the following documents along with all amendments thereto through the date hereof, and will promptly deliver to the Adviser any future amendments and supplements thereto, if any:

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a.       the Subadviser's registration statement, and any amendments thereto, filed on Form ADV under the Investment Advisers Act of 1940, as amended ("Advisers Act"), as filed with the Securities and Exchange Commission (the "Commission");

b.       the Subadviser's Trade Allocation Policy;

c.       the Subadviser's Code of Ethics and Insider Trading Policy;

d.      other policies and procedures adopted by the Subadviser reasonably related to Subadviser's services hereunder; and

e.       portions of any deficiency letters issued to Subadviser by the Commission staff that materially relate to Subadviser's services hereunder.

3.       Documents Provided to the Subadviser.  The Adviser has or will deliver to the Subadviser current copies and supplements thereto of each of the following documents, and will deliver to it all future amendments and supplements, if any:

a.       the Articles of Incorporation of the Company;

b.       the By-Laws of the Company;

c.       certified resolutions of the Board of Directors of the Fund authorizing the appointment of the Adviser and the Subadviser and approving the form of this Agreement; and

d.      the Company's Registration Statement on Form N-1A under the 1940 Act and the Securities Act of 1933, as amended ("1933 Act"), as filed with the Commission.

4.      Adviser's Duties.  The Adviser shall continue to have responsibility for all other services to be provided to a Fund pursuant to the Primary Agreement and shall oversee and review the Subadviser's performance of its duties under this Agreement.  The Adviser shall also retain direct portfolio management responsibility with respect to any assets of a Fund which are not allocated by it to the portfolio management of the Subadviser.

5.      Subadvisory Services.

a.      General.  The Subadviser hereby agrees to provide day-to-day portfolio advisory services to each Fund.  The Subadviser shall regularly provide investment advice to each Fund, or to the assets of any such Fund allocated to the Subadviser by the Adviser, and shall continuously supervise the investment and reinvestment of cash, securities and other property composing the assets of each Fund and, in furtherance thereof, shall, in accordance with the 1940 Act, in a manner consistent with the investment objective and policies of each Fund as set forth in the Fund's then-current Prospectus and Statement of Additional Information (provided that such documents are provided in a timely manner):

b.      furnish a continuous investment program for each Fund; obtain and evaluate pertinent economic, statistical and financial data, as well as other significant events and developments, which affect the economy generally, investment programs of each Fund, and the issuers of securities included in each Fund's portfolios and the industries in which each Fund engages, or which may relate to securities or other investments which the Subadviser may deem desirable for inclusion in each Fund's portfolio;

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(i)      determine which securities shall be included in the portfolio of each Fund;

(ii)     in its discretion and without prior consultation with the Adviser, buy, sell, lend and otherwise trade any securities and investment instruments on behalf of each Fund; and

(iii)     take, on behalf of each Fund, all actions the Subadviser may deem necessary or appropriate in order to carry into effect such investment program and the Subadviser's functions as set forth above.

c.      The Subadviser shall from time to time undertake certain mutually agreed upon marketing and promotional activities on behalf of the Funds intended to increase the assets of the Funds.

d.      Covenants.  The Subadviser shall carry out its investment advisory and supervisory responsibilities in a manner consistent with the investment objectives, policies, and restrictions provided in: (i) each Fund's Prospectus and Statement of Additional Information as revised and in effect from time to time, as provided to Subadviser by Adviser or the Company; (ii) the Company's Articles of Incorporation, Bylaws or other governing instruments, as amended from time to time, as provided to Subadviser by Adviser or the Company; (iii) the 1940 Act; (iv) the Advisers Act; (v) other applicable laws; and (vi) such other investment policies, procedures and/or limitations as may be adopted by the Company with respect to a Fund and provided to the Subadviser in writing by the Adviser or the Company.  The Subadviser agrees to use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and regulations issued thereunder (the "Code"), except as may be authorized to the contrary by the Company's Board of Directors.  The management of each Fund by the Subadviser shall at all times be subject to the supervision and review of the Adviser and the Company's Board of Directors.

e.       Books and Records.  The Subadviser agrees that all records which it maintains for a Fund are the property of the Company and agrees to promptly surrender any of such records to the Company upon the Company's or the Adviser's request.  The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records of a Fund required to be preserved by such Rule and to keep all records required to be preserved by the Advisers Act.

f.        Reports, Evaluations and other Services.  The Subadviser shall furnish reports, evaluations, information or analyses to the Adviser or the Company with respect to a Fund in connection with the Subadviser's services hereunder as the Adviser or the Company's Board of Directors may reasonably request from time to time or as the Subadviser may otherwise deem to be necessary or appropriate including but not limited to (i) a monthly due diligence checklist as provided to Subadviser by Adviser; and (ii) reports of any material changes regarding Subadviser that could reasonably affect management of the Funds such as any change in the personnel involved in management of the Funds.  The Subadviser shall make recommendations to the Adviser or the Company's Board of Directors with respect to Company policies, and shall carry out all policies that are adopted by the Board of Directors and provided to Subadviser.  The Subadviser shall, subject to review by the Adviser and the Board of Directors, furnish such other services as the Subadviser shall from time to time determine to be necessary or appropriate to perform its obligations under this Agreement.  The Subadviser shall cooperate fully with the Company's independent auditors and counsel and with the Adviser in connection with any annual audit, the preparation of filings with the Commission, and in connection with any examination of the Company or the Adviser by the Commission.

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g.       Portfolio Transactions.  With respect to the securities and other investments to be purchased or sold for a Fund, the Subadviser shall place orders with or through such persons, brokers or dealers selected by the Subadviser, provided, however, that such orders shall (i) be consistent with the brokerage policy set forth in the Prospectus and Statement of Additional Information applicable to the Fund, or approved by the Fund's Board of Directors and provided to Subadviser, (ii) conform with federal securities laws, and (iii) be consistent with securing the most favorable price and efficient execution.  Within the framework of this policy, the Subadviser may consider the research, investment information and other services provided by, and the financial responsibility of, brokers or dealers who may effect, or be a party to, any such transaction or other transactions to which the Subadviser's other clients may be a party.

h.       Aggregation of Securities Transactions.  In executing portfolio transactions for a Fund, the Subadviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other funds or accounts advised by the Subadviser.  The Subadviser will aggregate trades if, in the Subadviser's reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Company's registration statement and the Fund's Prospectus and Statement of Additional Information.

In the event that the Subadviser aggregates any securities transactions as provided for above, the Subadviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to each Fund and such other funds or accounts advised by the Subadviser.

i.        Meetings.  The Subadviser will meet with the Adviser and the Board on a periodic basis, as reasonably requested by the Adviser and the Board, to review the responsibilities of each party and discuss any operational issues.

6.      Use of Performance Information.  With respect to each Fund for which the Subadviser provides investment advisory services pursuant to this Agreement, the Subadviser shall permit the Adviser and the Company to include in the Company's Prospectus and/or Statement of Additional Information performance figures relating to any private accounts and/or registered investment companies that have substantially similar investment objectives and policies to a Fund, provided that the inclusion of any such prior performance satisfies all applicable rules, regulations, and interpretive positions of the Commission.

The Subadviser or any of its principals may use the name of a Fund, the Company or the Adviser in a biographical description of the Subadviser or its principals and may use of the performance of a Fund or the Company (to the extent permissible under the U.S. federal and state securities laws and regulations) in sales literature, advertising material or other communications of the Subadviser that describes the composite performance record of the Subadviser or its principals provided that (i) the Subadviser submit for prior written approval any advertising or promotional material using the name of a Fund, the Company or the Adviser, or (ii) advertising and promotional materials have been approved in substantially the same form by the Fund, Company or the Adviser.

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7.   Representations and Warranties.

The Subadviser hereby represents and warrants to the Adviser as follows:

a.   The Subadviser is a corporation duly organized and in good standing under the laws of the State of Maryland and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

b.   The Subadviser is registered as an investment adviser with the Commission under the Advisers Act, and is registered or licensed as an investment adviser under the laws of all applicable jurisdictions.  The Subadviser shall maintain such registrations or licenses in effect at all times during the term of this Agreement.

c.   The Subadviser is not the subject of any administrative proceeding by any state, federal or other regulatory body.

d.   The Subadviser at all times shall provide services to each Fund hereunder using its reasonable best judgment and efforts to carry out its obligations to each Fund hereunder.

The Adviser hereby represents and warrants to the Subadviser as follows:

a.   The Adviser is a corporation duly organized and in good standing under the laws of the District of Columbia and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

b.   The Adviser is registered as an investment adviser with the Commission under the Advisers Act, and is registered or licensed as an investment adviser under the laws of all applicable jurisdictions.  The Adviser shall maintain such registrations or licenses in effect at all times during the term of this Agreement.

c.   The Adviser is not the subject of any administrative proceeding by any state, federal or any other regulatory body.

d.   The Adviser at all times shall provide services to each Fund using its reasonable best judgment and efforts to carry out its obligations to each Fund.

8.   Compensation.  As compensation for the services which the Subadviser is to provide pursuant to Paragraph 5, the Adviser shall pay to the Subadviser an annual fee, computed and accrued daily and paid in arrears monthly, at the rate set forth on Schedule A, which shall be a percentage of the average daily net assets of the Funds (computed in a manner consistent with the Funds' most recent Prospectus and Statement of Additional Information) determined as of the close of business on each business day throughout the month.  The fee for any partial month under this Agreement shall be calculated on a proportionate basis.

9.   Interested Persons.  It is understood that, to the extent consistent with applicable laws, the Directors, officers and shareholders of the Company are, may be, or may become, interested persons with respect to the Subadviser as directors, officers or otherwise, and that directors, officers and shareholders of the Subadviser are, may be, or may become, similarly interested persons with respect to the Company.

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10. Non-Exclusive Services.  The services of the Subadviser provided to a Fund are not to be deemed exclusive and the Subadviser may render similar services to others and engage in other activities.

11. Limitation on Liability.  In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of either party hereto, such party, and any of its directors, officers, shareholders, agents, or employees, shall not be liable or responsible to the other party, the Company, the Funds or to any shareholder of the Funds for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services hereunder or for any loss suffered by the other party, the Company, a Fund or any shareholder of a Fund in connection with the performance of this Agreement.

12. Indemnification.  Adviser shall defend, indemnify and hold harmless Subadviser and its affiliates, and their respective directors, officers, employees and agents (and, in each case, their respective heirs, executors, administrators and successors and assigns) against any and all losses, liabilities, claims, damages and reasonable out‑of‑pocket expenses whatsoever (including reasonable attorneys' fees), relating to or arising out of: (i) Adviser's failure to comply with the provisions of this Agreement or any failure of its representations and warranties to be true and correct in all material aspects; (ii) any violation by Adviser of any federal or state securities law or any other applicable law or regulation relating to its activities contemplated under this Agreement; (iii) the gross negligence, malfeasance, willful misconduct, or bad faith of Adviser or any of its directors, officers, employees or agents, except, in each case, where such failure is the result of or arises out of a breach by Subadviser, its affiliates, respective officers, directors, employees or agents of its obligations under this Agreement; or (iv) any breach by Adviser, or its directors, officers, employees or agents of any fiduciary duty owed to a Fund.

Subadviser shall defend, indemnify and hold harmless the Adviser, the Company, and their affiliates, and their respective directors, officers, employees and agents (and, in each case, their respective heirs, executors, administrators and successors and assigns) against any and all losses, liabilities, claims, damages and reasonable out‑of‑pocket expenses whatsoever (including reasonable attorneys' fees), relating to or arising out of: (i) Subadviser's failure to comply with the provisions of this Agreement or any failure of its representations and warranties to be true and correct in all material aspects; (ii) any violation by Subadviser of any federal or state securities law or any other applicable law or regulation relating to its activities under this Agreement; (iii) the gross negligence, malfeasance, willful misconduct, or bad faith of Subadviser or any of its directors, officers, employees or agents, except in each case, where such failure is the result of or arises out of a breach by Adviser, its affiliates, respective officers, directors, employees or agents of its obligations under this Agreement; or (iv) any breach by Subadviser or its directors, officers, employees or agents of any fiduciary duty owed to a Fund.

13. Effective Date; Modifications; Termination.  This Agreement shall continue in force for an initial term of two years from the date first set forth above.  Thereafter, this Agreement may be renewed as to a Fund for successive annual periods, provided that the Agreement is approved by the Company's Board, including a majority of Independent Directors.

This Agreement may be modified or amended only in writing signed by both parties or their authorized representatives.

6

Notwithstanding the foregoing provisions, either party hereto may terminate this Agreement at any time on thirty (30) days' prior written notice to the other, without payment of any penalty.  In addition, this Agreement may be terminated as to any Fund (i) by the Board of Directors, or (ii) by a majority vote of the Fund's shareholders, without penalty, upon thirty (30) days' prior written notice.  This Agreement shall terminate automatically in the event of its assignment or upon termination of the Primary Agreement.

14. Confidentiality; Use of Names.  All materials and information supplied by one party to the other party ("Confidential Information") is confidential and proprietary.  Confidential Information shall not include, and the requirements of this Paragraph 14 shall not apply to, information in the public domain or otherwise received by either party through no wrongful act of either party to this Agreement or any affiliate thereof. Confidential Information shall be used by the receiving party solely in the performance of its obligations pursuant to this Agreement.  Each party shall receive Confidential Information in confidence and not disclose Confidential Information to any third party, except (i) to the Company, (ii) as may be necessary to perform its obligation pursuant to this Agreement, or except (iii) as may be required by law, or (iv) as agreed upon in writing by the other party.  Upon written request or upon the termination of this Agreement, each party shall return to the other party all Confidential Information in its possession or control.

Neither party hereto shall use the registered trademarks, service marks, logos, names, or any other proprietary designations of the other party, or of the Company, without such party's prior written approval.  Each party hereto shall submit to the other party for prior written approval any advertising or promotional material using the other party's name or any name associated with an affiliate of the other party, or such trademarks of the other party; provided, however, that a party hereto may use advertising or promotional materials which was previously approved in substantially the same form without obtaining approval of the other party.

The covenants, agreements and obligations of each party under this Paragraph 14 shall survive the expiration or termination of this Agreement for a period of three (3) years thereafter.

15. Certain Definitions.  The terms "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act.  References in this Agreement to the 1940 Act and the Advisers Act shall be construed as references to such laws as now in effect or as hereafter amended, and shall be understood as inclusive of any applicable rules, interpretations and/or orders adopted or issued thereunder by the Commission.

16. Independent Contractor.  The Subadviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Directors of the Company or the Adviser from time to time, have no authority to act for or represent a Fund in any way or otherwise be deemed an agent of a Fund or of the Adviser.

17. Governing Law and Dispute Resolution.  This Agreement shall be governed by the laws of the State of Maryland, without regard to its choice of law rules, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act or the Advisers Act.  Any controversy or dispute which may arise between the parties hereto concerning any transaction or the construction, performance or breach of this Agreement shall be settled by binding arbitration.  The award rendered may be entered into any court having jurisdiction.  Each of the Adviser and Subadviser waives all right to trial by jury in any action, proceeding, claim or counterclaim (whether based on contract, tort or otherwise) related to or arising out of this Agreement.

7

18. Waivers.  Neither of the parties hereto shall be deemed to have waived any of its rights, powers or remedies hereunder unless such waiver is granted in writing by the waiving party.  No failure or delay by either party in exercising any right, power or remedy with respect to any of the provisions of this Agreement will operate as a waiver of such provisions with respect to subsequent occurrences.

19. Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

20. Notices.  Notices of any kind to be given to the Adviser hereunder by the Subadviser shall be in writing and shall be duly given if mailed or delivered to the Adviser at Potomac Tower, 1001 Nineteenth Street North, Arlington, Virginia 22209, Attention: William Ginivan or at such other address or to such individual as shall be so specified by the Adviser, or if sent via facsimile, to the recipient's current facsimile number as contained in the sender's records.  Notices of any kind to be given to the Subadviser hereunder by the Adviser shall be in writing and shall be duly given if mailed or delivered to the Subadviser at 5530 Wisconsin Avenue, Chevy Chase, Maryland 20815, Attention: Arthur A. Adler, Jr., or at such other address or to such individual as shall be so specified by the Subadviser, or if sent via facsimile, to the recipient's current facsimile number as contained in the sender's records.  Notices shall be effective upon delivery.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date written above.

Money Management Advisers, Inc.                                Asset Management, Inc.

__________________________                                ______________________________

Date: _________________

8

SCHEDULE A

Funds	Fee
FBR Maryland Tax-Free Portfolio	0.22% on the first $39 million of average daily net assets; and thereafter, 0.3125% on average daily net assets in excess of such amount.
FBR Virginia Tax-Free Portfolio	0.22% on the first $30 million of average daily net assets; and thereafter, 0.3125% on average daily net assets in excess of such amount.

9

Exhibit C

Affiliated Brokerage

The Directors/Trustees have authorized the allocation of brokerage to Friedman, Billings Ramsey & Co., Inc. ("FBR & Co.") to effect portfolio transactions on an agency basis for the Funds.  FBR & Co. is considered to be an "affiliated broker-dealer" of the Funds since it is a wholly-owned subsidiary of New FBR Group.  During their most recent fiscal years, the Funds (except the FBR Small Cap Technology Fund, which had not yet commenced operations) paid brokerage commissions to FBR & Co. in the following amounts:

Fund	Fiscal Year Ending	Brokerage Commissions Paid to FBR & Co. During the Fund's Most Recent Fiscal Year	% Fund's Aggregate Commissions Paid to FBR & Co.
American Gas Index Fund*	10/31/2003*	$0	N/A
Financial Services Fund	10/31/2003	$1,360	3.5%
Small Cap Financial Fund	10/31/2003	$55,354	13.0%
Small Cap Value Fund	10/31/2003	$10,200	2.3%
Technology Fund	10/31/2003	$0	N/A
Fund for Government Investors	12/31/2002	$0	N/A
Virginia Tax-Free Portfolio	12/31/2002	$0	N/A
Maryland Tax-Free Portfolio	12/31/2002	$0	N/A

_______

* At a meeting held April 23, 2003, the Board of Directors of AGI approved a change in the American Gas Index Fund's fiscal year end from March 31 to October 31.  Information provided is for the 12-month period ended October 31, 2003.

C-1

Exhibit D

More Information About the Funds' Investment Advisers and Sub-Advisers

Fees paid to each Adviser and Sub-Adviser

The investment advisory fees paid by each Fund (except the FBR Small Cap Technology Fund, which had not yet commenced operations), and applicable fee waivers, and any investment sub-advisory fees paid by an Adviser (and not the Fund) during each Fund's most recent fiscal year were as follows:

Fund	Fiscal Year Ending	Gross Advisory Fees	Advisory Fee Waivers	Net Advisory Fees	Sub-Advisory Fees
American Gas Index Fund	10/31/2003*	$673,345	$15,548	$657,797	N/A
Financial Services Fund	10/31/2003	$248,954	$17,355	$231,599	N/A
Small Cap Financial Fund	10/31/2003	$3,390,703	-	$3,390,703	N/A
Small Cap Value Fund	10/31/2003	$1,462,875	$144	$1,462,731	$650,103
Technology Fund	10/31/2003	$34,908	$34,908	-	N/A
Fund for Government Investors	12/31/2002	$2,324,450	-	$2,324,450	N/A
Virginia Tax-Free Portfolio	12/31/2002	$194,121	-	$194,121	$69,313
Maryland Tax-Free Portfolio	12/31/2002	$258,272	-	$258,272	$93,061

_________

* At a meeting held April 23, 2003, the Board of Directors of AGI approved a change in the American Gas Index Fund's fiscal year end from March 31 to October 31.   Information provided is for the 12-month period ended October 31, 2003.

The following table sets forth certain information with respect to the FBR Fund Adviser's executive officers and directors:

Name, Position with the Adviser, and Address*	Principal Occupation
David H. Ellison President and Director

Director, CEO and President, FBR Fund Advisers, Inc., since December 1999; Fund Manager, FBR Family of Funds, since October 1996; Member of Advisory Group, FBR American Gas Index Fund, Inc., since April 2001; and President, Money Management Advisers, Inc., April 2001 - March 2002.

Winsor H. Aylesworth Secretary, Treasurer and Director

Portfolio Manager, FBR Fund Advisers, Inc., since September 1998; Member of Advisory Group, FBR American Gas Index Fund, Inc., since April 2001; Vice President, Money Management Advisers, Inc., April 2001 - March 2002; and President, GrandView Advisers, Inc., 1994 - September 1998.

W. Bart Sanders Sr. Vice President and Assistant Secretary

Senior Vice President of Fund Operations, FBR Fund Advisers, Inc., since August 1999; Head Trader for the FBR Fund Advisers, Inc., since January 1997; and Vice President, Money Management Advisers, Inc., April 2001 - March 2002.

_________

* The address for each officer and director is 1001 19th Street North, Arlington, VA  22209,.

D-1

The following table sets forth certain information with respect to MMA's executive officers and directors:

Name, Position with the Adviser, and Address*	Principal Occupation
Eric R. Billings, Director	Co-Chairman and Co-CEO of FBR Group
Webb C. Hayes, Director, President	Managing Director of Private Client Group
Elizabeth Piper-Bach, Vice President and Chief Investment Officer	Senior Vice President of FBR National Trust Company and Trust Operations Manager since 2001
Susan L. Silva, Vice President and Treasurer	Vice President of FBR National Trust Company and Manager of Fund Administration since 2002
Kimberly J. Ochterski, Vice President and Secretary	Assistant Vice President of FBR National Trust Company and Compliance Officer for MMA since July 2003

_________

* The address for each officer and director is 1001 19th Street North, Arlington, VA  22209,

The following table sets forth certain information with respect to the sole managing member of ACM:

Name, Position with ACM, and Address	Principal Occupation
Charles Akre 2 West Washington Street PO Box 9982 Middleburg, VA 20118	Managing Member of ACM since 1999; Managing Director, FBR Group and predecessors and affiliates, May 1993 - March 2000

The following table sets forth certain information with respect to the directors and officers of AMI:

Name, Position with AMI, and Address*	Principal Occupation
Arthur A. Adler, Jr.	Director, President and Portfolio Manager of AMI
Craig A. Pernick	Vice-President and Portfolio Manager of AMI
Michael S. Gildenhorn	Executive Vice-President and Portfolio Manager of AMI

________

*        The address of each director and officer is 5530 Wisconsin Avenue, Suite 1500, Chevy Chase, MD 20815

2

Exhibit E

Form of Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ____ day of ________, 2004, by and between The FBR Funds, a Delaware statutory trust (the "Successor Trust"), on behalf of each of its separate series (each a "Successor Fund") and The FBR ___________ Fund, a [Maryland corporation/Delaware trust]  (the "Predecessor Entity"), on behalf of each of its separate series (each a "Predecessor Fund").

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer by each Predecessor Fund of all of its assets to the corresponding Successor Fund, in exchange solely for shares of beneficial interest in each such Successor Fund ("New Shares") having a net asset value equal to the net asset value of the corresponding Predecessor Fund, the assumption by each Successor Fund of all the liabilities of the corresponding Predecessor Fund, and the distribution of the New Shares to the shareholders of each Predecessor Fund in complete liquidation of such Predecessor Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Predecessor Entity and the Successor Trust are each open-end, registered investment companies of the management type; and

WHEREAS, the Board of [Trustees/Directors] of the Predecessor Entity and the Board of Trustees of the Successor Trust have determined that it is in the best interest of the Predecessor Funds and the Successor Funds, respectively, that the assets of the Predecessor Funds be acquired by the Successor Funds pursuant to this Agreement and in accordance with the applicable statutes of the [State of Maryland/ and the State of Delaware] and that the interests of existing shareholders will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.         PLAN OF REORGANIZATION

1.1       Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Predecessor Entity agrees to transfer all of the assets of each Predecessor Fund, as set forth in paragraph 1.2, to the corresponding Successor Fund and the Successor Trust agrees in exchange therefor: (i) to deliver to the Predecessor Entity a number of full and fractional New Shares of each Successor Fund equal to the number of shares of the corresponding Predecessor Fund as of the time and date set forth in Article 2, and (ii) to assume all the liabilities of each Predecessor Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the "Closing").

1.2        The assets of the  Predecessor  Funds to be acquired by the corresponding Successor Funds shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Predecessor Funds and any deferred or prepaid expenses shown as an asset on the books of the Predecessor Funds on the closing date provided in paragraph 2.1 (the "Closing  Date").  All liabilities, expenses, costs, charges and reserves of the Predecessor Funds, to the extent that they exist at or after the Closing, shall after the Closing attach to the corresponding Successor Funds and may be enforced against the Successor Funds to the same extent as if the same had been incurred by the Successor Fund.

1.3       Immediately upon delivery to the Predecessor Funds of the New Shares, the Predecessor Funds, as the then sole shareholders of the Successor Funds, shall (i) elect trustees of the Trust, (ii) approve the Investment Advisory Agreement(s) between the Successor Trust, on behalf of the Successor Funds and [FBR Fund Advisers, Inc./ Money Management Advisers, Inc.] (the "Investment Manager"), (iii) approve the distribution plan(s) administered pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act") with respect to each applicable Successor Fund, and (iv) ratify the selection of the independent accountants of each respective Successor Fund.

1.4       Immediately following the action contemplated by paragraph 1.3, the Predecessor Funds will distribute pro rata to their respective shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Current Shareholders"), the corresponding New Shares received by the Predecessor Entity pursuant to paragraph 1.1. Such distribution and liquidation will be accomplished by the transfer of the New Shares then credited to the accounts of the Predecessor Funds on the books of the Successor Funds to open accounts on the share records of the Successor Funds in the names of the Current Shareholders and representing the respective pro rata number of the New Shares due such shareholders. All issued and outstanding shares of the Predecessor Funds will simultaneously be canceled on the books of the Predecessor Entity. The Successor Funds shall not issue certificates representing the New Shares in connection with such exchange. Ownership of New Shares will be shown on the books of the Successor Trust's transfer agent. As soon as practicable after the Closing, the Predecessor Entity shall take all steps necessary to effect a complete liquidation of the Predecessor Funds and shall file such instruments, if any, as are necessary to effect the dissolution of the Predecessor Funds and shall take all other steps necessary to effect such dissolution.

2.         CLOSING AND CLOSING DATE

2.1       The Closing Date shall be the next full business day following satisfaction (or waiver as provided herein) of all of the conditions set forth in Article 4 of this Agreement (other than those conditions which may by their terms be satisfied only at the Closing), or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of the Successor Trust, 1001 19th Street North, Arlington, Virginia 22209, or at such other time and/or place as the parties may agree.

2.2       The Predecessor Entity shall cause the transfer agent of the Predecessor Funds (or its duly appointed agent) to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number and percentage ownership of outstanding shares of the Predecessor Funds owned by each such shareholder immediately prior to the Closing. The Successor Funds shall issue and deliver a confirmation evidencing the New Shares to be credited on the Closing Date to the Secretary of the Predecessor Entity or provide evidence satisfactory to the Predecessor Entity that such New Shares have been credited to the accounts of the Predecessor Funds on the books of the Successor Funds. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.         REPRESENTATIONS AND WARRANTIES

3.1       The Predecessor Entity, on behalf of each Predecessor Fund, hereby represents and warrants to the Successor Funds as follows:

(i)         the Predecessor Entity is duly organized, validly existing and in good standing under the laws of the [State of Maryland/State of Delaware] and has full power and authority to conduct its business as presently conducted;

(ii)        the Predecessor Entity has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of each Predecessor Fund;

(iii)       the execution and delivery of this Agreement on behalf of each Predecessor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Predecessor Entity or the shareholders of the Predecessor Funds (other than as contemplated in paragraph 4.1(vi)) are necessary to authorize this Agreement and the transactions contemplated hereby;

(iv)       the Predecessor Entity is registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect. The Predecessor Funds are each a separate series of the Predecessor Entity;

(v)        there are no material liabilities of the Predecessor Funds whether or not determined or determinable,  other than liabilities disclosed or provided for in the Funds' Financial  Statements and liabilities incurred in the ordinary course of business after the date of such Financial Statements;

(vi)      there are no claims, actions, suits or proceedings pending or, to the knowledge of the Predecessor Entity, threatened which would adversely affect the Predecessor Funds or their assets or business or which would prevent or hinder consummation of the transactions contemplated hereby or which upon such consummation would adversely affect the Successor Funds;

(vii)      this Agreement has been duly executed by the Predecessor Entity on behalf of the Predecessor Funds and constitutes its valid and binding obligation,  enforceable in accordance with its terms,  subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

(viii)     neither the execution and delivery of this Agreement by the Predecessor Entity on behalf of the Predecessor Funds, nor the consummation by the Predecessor Entity on behalf of the Predecessor Funds of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the [Declaration of Trust/Articles of Incorporation] or By-Laws of the Predecessor Entity, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Predecessor Entity is a party or by which the Predecessor Entity or any of its assets is subject or bound;

(ix)       as of the Effective Time of the Reorganization, all federal and other tax returns and reports of the Predecessor Funds required by law to have been filed shall have been filed, and all taxes of the Predecessor Funds shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Predecessor Entity's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns. The Predecessor Funds have qualified and elected, and continue to qualify, to be treated as regulated investment companies under the provisions of Subchapter M of the Code; and

(x)       no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Predecessor Entity on behalf of the Predecessor Funds or the consummation of any transactions contemplated hereby by the Predecessor Entity, other than as shall be obtained at or prior to the Closing.

3.2      The Successor Trust, on behalf of each of the Successor Funds, hereby represents and warrants to the Predecessor Funds as follows:

(i)        the Successor Trust is duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to conduct its business as presently conducted;

(ii)        the Successor Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Successor Funds;

(iii)       the execution and delivery of this Agreement on behalf of the Successor Funds and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Successor Trust or the shareholders of the Successor Funds are necessary to authorize this Agreement and the transactions contemplated hereby;

(iv)       the Successor Trust is (or will be before the Effective Time of the Reorganization)  registered under the 1940 Act as an open-end management investment company; such registration has not been revoked or rescinded and is in full force and effect;

(v)       the Successor Trust's New Shares to be issued in connection with the Reorganization have been duly authorized and upon consummation of the Reorganization will be validly issued, fully paid and non assessable. Except for the share issued pursuant to Article 1 above, there shall be no issued and outstanding New Shares or any other securities issued by the Successor Fund before the Effective Time of the Reorganization;

(vi)       there are no liabilities of the Successor Trust, whether or not determined or determinable, other than liabilities incurred in the ordinary course of business or otherwise previously disclosed to the Predecessor Funds in writing. There are no liabilities of the Successor Trust of any kind for which the holders of the New Shares shall become responsible as the result of this Agreement or the consummation of the transactions contemplated hereby or otherwise;

(vii)      there are no claims, actions, suits or proceedings pending or, to the knowledge of the Successor Trust, threatened which would adversely affect the Successor Trust or its assets or business or which would prevent or hinder consummation of the transactions contemplated hereby or which upon such consummation would adversely affect the Successor Fund;

(viii)     this Agreement has been duly executed by the Successor Trust on behalf of the Successor Funds and constitutes its valid and binding obligation,  enforceable in accordance with its terms,  subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

(ix)       neither the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Funds, nor the consummation by the Successor Trust on behalf of the Successor Funds of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Declaration of Trust or By-Laws of the Successor Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Successor Trust is a party or by which the Successor Trust or any of its assets is subject or bound;

(x)       as of the Effective Time of the Reorganization, all federal and other tax returns and reports of the Successor Trust required by law to have been filed shall have been filed, and all taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Successor Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any of such returns;

(xi)      no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Funds or the  consummation  of any  transactions contemplated hereby by the Successor Trust, other than as shall be obtained at or prior to the Closing;

(xii)      before the Effective Time of the Reorganization, the Successor Trust will take all steps necessary to cause the formation of each of the Successor Funds. The Successor Funds will have the same investment objectives and policies, and the same investment adviser as the Predecessor Funds; and

(xiii)     all information contained in the proxy statement to be supplied to shareholders of the Predecessor Funds in connection with the Reorganization that relates to the Predecessor Entity, the Successor Funds, the Investment Manager, the agreements between the Successor Trust and other service providers, the effects, tax and otherwise, of the Reorganization on Fund shareholders and other matters known primarily to the Successor Trust or the Investment Manager (i) is true and correct in all material respects and (ii) does not contain (and will not contain at the time the proxy statement is mailed to Fund shareholders) any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

4.         CONDITIONS PRECEDENT

4.1       The obligations of the Predecessor Entity on behalf of the Predecessor Funds and the Successor Trust on behalf of the Successor Funds to effectuate the Reorganization shall be subject to the satisfaction of the following conditions:

(i)  Such authority from the Securities and Exchange Commission (the "SEC") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement shall have been received.

(ii)  The Registration Statement of the Successor Trust with respect to the Successor Funds shall have been filed with the SEC and shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement or amendment thereto shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated).

(iii) The applicable New Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

(iv) All representations and warranties of the Predecessor Entity on behalf of the Predecessor Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Successor Trust on behalf of the Successor Funds shall have received a certificate of an officer of the Predecessor Entity acting on behalf of the Predecessor Funds to that effect in form and substance reasonably satisfactory to the Successor Trust on behalf of the Successor Funds;

(v)  All representations and warranties of the Successor Trust on behalf of the Successor Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Predecessor Entity on behalf of the Predecessor Funds shall have received a certificate of an officer of the Successor Trust acting on behalf of the Successor  Funds to that effect in form and substance  reasonably satisfactory to the Predecessor Entity on behalf of the Predecessor Funds;

(vi) The Predecessor Entity on behalf of the Predecessor Funds and the Successor Trust on behalf of the Successor Funds shall have received an opinion from counsel,  Dechert LLP, regarding certain tax matters in connection with the Reorganization; and

(vii)A vote approving this Agreement shall have been adopted by the requisite vote of the outstanding shares of each Predecessor Fund entitled to vote at a special meeting of shareholders of each such Predecessor Fund duly called for such purpose (the "Special Meeting").

5.         BROKERAGE FEES AND EXPENSES

5.1      The Successor Trust and the Predecessor Entity each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

5.2      All of the expenses and costs of the Reorganization and the transactions contemplated thereby shall be borne by the Investment Manager and its affiliates.

6.         ENTIRE AGREEMENT

The Successor Trust and the Predecessor Entity agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

7.         TERMINATION

This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the party's Board of Trustees/Directors, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of either the Successor Trust or the Predecessor Entity, or their respective Trustees/Directors or officers, to the other party.

8.         AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Predecessor Entity and the Successor Trust; provided, however, that following the meeting of the Current Shareholders called by the Predecessor Entity pursuant to paragraph 4.1(vii) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of New Shares to be issued to the Current Shareholders under this Agreement to the detriment of such shareholders without their further approval.

9.         NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their principal place of business.

10.       HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

10.1    The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

10.2     This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

10.3     This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

10.4     This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

10.5     It is expressly agreed that the obligations of the Predecessor Entity hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Predecessor Entity personally, but shall bind only the trust property of the Predecessor Entity, as provided in the [Declaration of Trust/Articles of Incorporation] of the Predecessor Entity. The execution and delivery by such officers of the Predecessor Entity shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Predecessor Entity as provided in the [Declaration of Trust/Articles of Incorporation] of the Predecessor Entity. The Predecessor Entity is a series company with multiple series and has entered into this Agreement on behalf of the Predecessor Funds. With respect to any obligation of the Predecessor Entity arising hereunder, the Successor Trust and the Successor Funds shall look for payment or satisfaction of such obligations solely to the assets and property of the corresponding Predecessor Funds.

10.6     It is expressly agreed that the obligations of the Successor Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Successor Trust personally, but shall bind only the trust property of the Successor Trust, as provided in the Declaration of Trust of the Successor Trust. The execution and delivery by such officers of the Successor Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Successor Trust as provided in the Declaration of Trust of the Successor Trust. The Successor Trust is a series company with multiple series and has entered into this Agreement on behalf of the Successor Funds. With respect to any obligation of the Successor Trust arising hereunder, the Predecessor Funds and the Predecessor  Trust shall look for payment or satisfaction of such obligations solely to the assets and property of the corresponding Successor Funds.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized representatives.

Attest:	THE FBR FUNDS, on behalf of each of the Successor Funds
By:	By:
Name:	Name:
Title:	Title:

Attest:	THE PREDECESSOR ENTITY, on behalf of each of the Predecessor Funds
By:	By:
Name:	Name:
Title:	Title:

Exhibit F

FBR FUND FOR TAX FREE INVESTORS, INC.
DISTRIBUTION PLAN

This Distribution Plan (the "Plan") is adopted on _____, 2004 in accordance with Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act"), by FBR Fund For Tax Free Investors, Inc., a corporation organized under the laws of the State of Maryland ("Company"), on behalf of its series listed on Schedule A, as amended from time to time (each a "Fund"), subject to the following terms and conditions:

Section 1.  Annual Fees.

Distribution Fee.  Each Fund will pay to the distributor of its shares (the "Distributor"), a distribution fee under the Plan at the annual rate of 0.25% of the average daily net assets of the Fund (the "Distribution Fee").

Adjustment to Fees.  Any Fund may pay a Distribution Fee to the Distributor at a lesser rate than the fees specified in Section 1 hereof as agreed upon by the Board of Directors and the Distributor and approved in the manner specified in Section 4 of this Plan.

Payment of Fees.  The Distribution Fees will be calculated daily and paid monthly by each Fund at the annual rate indicated above.

Section 2.  Expenses Covered by the Plan.

Distribution Fees may be used by the Distributor for:  (a) costs of printing and distributing a Fund's prospectus, statement of additional information and reports to prospective investors in the Fund; (b) costs involved in preparing, printing and distributing sales literature pertaining to a Fund; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of a Fund's shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding a Fund, processing shareholder transactions and providing any other shareholder services not otherwise provided by a Fund's transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the Distribution Fee; and (f) the sale of a Fund's shares, including, without limitation, payments to salespersons and selling dealers who have entered into selected dealer agreements with the Distributor, at the time of the sale of shares, if applicable, and continuing fees to each such salespersons and selling dealers, which fee shall begin to accrue immediately after the sale of such shares.

The amount of the Distribution Fees payable by any Fund under Section 1 hereof is not related directly to expenses incurred by the Distributor and this Section 2 does not obligate a Fund to reimburse the Distributor for such expenses.  The Distribution Fees set forth in Section 1 will be paid by a Fund to the Distributor unless and until the Plan is terminated or not renewed with respect to a Fund.  Any distribution or service expenses incurred by the Distributor on behalf of a Fund in excess of payments of the Distribution Fees specified in Section 1 hereof which the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of a Fund.

Section 3.  Indirect Expenses.

While each Fund is authorized to make payments under this Plan to the Distributor for expenses described above, it is expressly recognized that each Fund presently pays, and will continue to pay, an investment advisory fee to its Investment Adviser and an administration fee to the Administrator.  To the extent that any payments made by any Fund to the Investment Adviser or Administrator, including payment of fees under the Investment Advisory Agreement or the Administration Agreement, respectively, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Portfolio within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by this Plan.

Section 4.  Approval of Directors.

Neither the Plan nor any related agreements will take effect until approved by a majority of both (a) the full Board of Directors of the Company and (b) those Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to it (the "Qualified Directors"), cast in person at a meeting called for the purpose of voting on the Plan.

Section 5.  Continuance of the Plan.

The Plan will continue in effect until ____, 2005, and thereafter for successive twelve-month periods; provided, however, that such continuance is specifically approved at least annually by the Directors of the Company and by a majority of the Qualified Directors.

Section 6.  Termination.

The Plan may be terminated at any time with respect to a Fund (i) by the Company without payment of any penalty, by the vote of a majority of the outstanding voting securities of any Fund or (ii) by a vote of the Qualified Directors.  The Plan may remain in effect with respect to a Fund even if the Plan has been terminated in accordance with this Section 5 with respect to any other Fund.

Section 7.  Amendments.

The Plan may not be amended with respect to any Fund so as to increase materially the amounts of the fees described in Section 1 above, unless the amendment is approved by a vote of the holders of at least a majority of the outstanding voting securities of that Fund.  No material amendment to the Plan may be made unless approved by the Company's Board of Directors in the manner described in Section 4 above.

Section 8.  Selection of Certain Directors.

While the Plan is in effect, the selection and nomination of the Company's Directors who are not interested persons of the Company will be committed to the discretion of the Directors then in office who are not interested persons of the Company.

Section 9.  Written Reports.

In each year during which the Plan remains in effect, a person authorized to direct the disposition of monies paid or payable by a Fund pursuant to the Plan or any related agreement will prepare and furnish to the Company's Board of Directors, and the Board will review, at least quarterly, written reports complying with the requirements of the Rule which set out the amounts expended under the Plan and the purposes for which those expenditures were made.

Section 10.  Preservation of Materials.

The Company will preserve copies of the Plan, any agreement relating to the Plan and any report made pursuant to Section 8 above, for a period of not less than six years (the first two years in an easily accessible place) from the date of the Plan, agreement or report.

Section 11.  Meanings Or Certain Terms.

As used in the Plan, the terms "interested person" and "majority of the outstanding voting securities" will be deemed to have the same meaning that those terms have under the 1940 Act by the Securities and Exchange Commission.

SCHEDULE A

This Plan shall be adopted with respect to the following Funds of FBR Fund For Tax Free Investors, Inc.:

FBR Maryland Tax Free Bond Portfolio

FBR Virginia Tax Free Bond Portfolio

Exhibit G

Officers of the New Trust

The officers of the New Trust, their ages, addresses and principal occupations during the past five years, are as follows.

Name, Age and Address	Position(s) Held With The Trust, Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years
David H. Ellison, 45 101 Federal Street, Suite 2130 Boston, MA 02110	President

Director, CEO and President, FBR Fund Advisers, Inc., since December 1999; Fund Manager, FBR Family of Funds, since October 1996; Member of Advisory Group, FBR American Gas Index Fund, Inc., since April 2001; and President, Money Management Advisers, Inc., April 2001 - March 2002.

Winsor H. Aylesworth, 56 101 Federal Street, Suite 2130 Boston, MA 02110	Executive Vice President

Portfolio Manager, FBR Fund Advisers, Inc., since September 1998; Member of Advisory Group, FBR American Gas Index Fund, Inc., since April 2001; Vice President, Money Management Advisers, Inc., April 2001 - March 2002; and President, GrandView Advisers, Inc., 1994 - September 1998.

W. Bart Sanders 39 101 Federal Street, Suite 2130 Boston, MA 02110	Executive Vice President

Senior Vice President of Fund Operations, FBR Fund Advisers, Inc., since August 1999; Head Trader for the FBR Fund Advisers, Inc., since January 1997; and Vice President, Money Management Advisers, Inc., April 2001 - March 2002.

Susan L. Silva, 36 1001 19th Street North, Arlington, VA 22209	Treasurer

Vice President, Mutual Fund Services, FBR National Trust Company since July 2002; Assistant Vice President, Fund Accounting, FBR National Trust Company since January 2001; Vice President and Controller of FBR Funds since July 2002. Employee of FBR National Trust Company since January 2000. Assistant Treasurer of Legg Mason Global Trust and Assistant Secretary of five Legg Mason Funds, 1998-1999; Fund Accounting Manager, Legg Mason, Inc. from 1996 through 1999.

Kimberly J. Ochterski, 29 1001 19th Street North, Arlington, VA 22209	Secretary

Secretary and Assistant Vice President of FBR Funds since July 2003. Employee of FBR National Trust Company since August 1998, serving in various capacities, including Fund Accounting Supervisor and Transfer Agent Operations Manager.

___________

* The Trust's President, Treasurer, and Secretary serve until their successor is chosen and qualified. The other officers of the Trust serve at the pleasure of the Trustees.

G-1

Exhibit H

Further Information Regarding AGI, FoF, FGI, and TFI

The Trustees have fixed the close of business on the Record Date as the date for the determination of shareholders entitled to notice of and to vote at the Meeting. On the Record Date the following shares of beneficial interest (collectively the "Shares" and individually a "Share") of the Trust were outstanding and entitled to vote at the Meeting:

Fund	Shares Outstanding
American Gas Index Fund
Financial Services Fund
Small Cap Financial Fund
Small Cap Value Fund
Small Cap Technology Fund
Technology Fund
Fund for Government Investors
Virginia Tax-Free Portfolio
Maryland Tax-Free Portfolio

Each whole Share of a Fund is entitled to one vote, and each fractional Share is entitled to a proportionate fractional vote, as to any matter on which such Share is entitled to be voted.

PRINCIPAL HOLDERS OF VOTING SECURITIES

The following table sets forth certain information as of December 1, 2003 for each of the Funds with respect to each person or group known by the Trust to be the beneficial owner of more than 5% of any Fund's outstanding voting securities:

Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Fund
American Gas Index Fund	Charles Schwab 101 Montgomery St. San Francisco, CA 94104	3,575,233	24.16%

	National Financial Services Corp. Church St. Station New York, NY 10281	963,405	6.51%

Financial Services Fund	Charles Schwab 101 Montgomery St. San Francisco, CA 94104	238,025	14.78%

	Charter One Financial, Inc. Superior Ave. Cleveland, OH 44114	282,438	17.53%

	NFSC FEBO 64 Eisenhower Dr. Middletown, NY 10940	291,425	18.09%

Small Cap Financial Fund	Charles Schwab 101 Montgomery St. San Francisco, CA 94104	4,910,156	26.27%

 H-1

	National Investor Services FBO 55 Water Street 32nd Floor New York, NY 10041	1,978,487	11.39%

Small Cap Value Fund	Charles Schwab 101 Montgomery St. San Francisco, CA 94104	3,323,978	30.39%

	National Investor Services FBO 55 Water Street 32nd Floor New York, NY 10041	740,305	6.77%

Small Cap Technology Fund	None

Technology Fund	FBR Fund Advisors 1001 Nineteenth Street North Arlington, VA 22209	100,000	16.38%

	NFSC FEBO 64 Eisenhower Dr. Middletown, NY 10940	164,223	26.91%

	NFSC FEBO 64 Eisenhower Dr. Middletown, NY 10940	91,407	14.98%

	Charles Schwab 101 Montgomery St. San Francisco, CA 94104	31,531	5.17%

Fund for Government Investors	FBR National Trust Company/Trust 4922 Fairmont Ave Bethesda, MD 20814	42,120,392	11.69%

Virginia Tax-Free Portfolio	Charles Schwab 101 Montgomery St. San Francisco, CA 94104	336,336	12.11%

	Roger W. Jones P.O. Box 248 Sperryville, VA 22740	294,271	10.60%

Maryland Tax-Free Portfolio	Charles Schwab 101 Montgomery St. San Francisco, CA 94104	287,168	7.58%

H-2

PRELIMINARY PROXY MATERIALS - FOR SEC USE ONLY

PROXY

FBR American Gas Index Fund, Inc.
FBR American Gas Index Fund

SPECIAL MEETING OF SHAREHOLDERS

January 5, 2004

The undersigned hereby appoints Kimberly J. Ochterski and Susan L. Silva, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of its sole investment series named above (the "Fund") of the FBR American Gas Index Fund, Inc. ("AGI") held by the undersigned at the Special Meeting of Shareholders of AGI to be held at 2:00 p.m., Eastern Time, on February 20, 2004, at 1001 19th Street North, Arlington, VA  22209 and at any adjournment thereof (the "Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

            THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF AGI.  The Board of Directors recommends that you vote FOR ALL PROPOSALS:

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the new Investment Advisory Agreement	[ ]	[ ]	[ ]

Proposal 4:	FOR	AGAINST	ABSTAIN

To approve the Agreement and Plan of Reorganization that provides for the Reorganization of each Fund of the FBR American Gas Index Fund, Inc., a Maryland corporation, to the corresponding New Fund of The FBR Funds, a Delaware statutory trust.

	[ ]	[ ]	[ ]

            This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Dated _____________________
Name of Shareholder(s) - Please print or type

Signature(s) of Shareholder(s)

Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares.  If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

                PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PRELIMINARY PROXY MATERIALS - FOR SEC USE ONLY

PROXY

FBR Family of Funds
FBR Financial Services Fund
FBR Small Cap Financial Fund
FBR Small Cap Technology Fund
FBR Small Cap Value Fund
FBR Technology Fund

SPECIAL MEETING OF SHAREHOLDERS

January 5, 2004

The undersigned hereby appoints Kimberly J. Ochterski and Susan L. Silva, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of each of the separate investment series listed above ("Funds") of the FBR Family of Funds ("Trust"), as applicable, held by the undersigned at the Special Meeting of Shareholders of the Funds to be held at 2:00 p.m., Eastern Time, on February 20, 2004, at 1001 19th Street North, Arlington, VA  22209, and at any adjournment thereof (the "Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

            THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST.  The Board of Trustees recommends that you vote FOR ALL PROPOSALS:

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the new Investment Advisory Agreement (except for Small Cap Technology Fund)	[ ]	[ ]	[ ]
Proposal 2:	FOR	AGAINST	ABSTAIN
To approve the new Investment Sub-Advisory Agreement (Small Cap Value Fund only)	[ ]	[ ]	[ ]
Proposal 4:	FOR	AGAINST	ABSTAIN

To approve the Agreement and Plan of Reorganization that provides for the Reorganization of the Fund of the FBR Family of Funds, a Delaware statutory trust, to the corresponding New Fund of The FBR Funds Trust, a Delaware statutory trust.

	[ ]	[ ]	[ ]

            This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Dated _____________________
Name of Shareholder(s) - Please print or type

Signature(s) of Shareholder(s)

Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares.  If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

                PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PRELIMINARY PROXY MATERIALS - FOR SEC USE ONLY

PROXY

FBR Fund for Government Investors
FBR Fund for Government Investors

SPECIAL MEETING OF SHAREHOLDERS

January 5, 2004

The undersigned hereby appoints Kimberly J. Ochterski and Susan L. Silva, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of the sole investment series named above (the "Fund") of the FBR Fund for Government Investors ("FGI") held by the undersigned at the Special Meeting of Shareholders of FGI to be held at 2:00 p.m., Eastern Time, on February 20, 2004, at 1001 19th Street North, Arlington, VA 22209 and at any adjournment thereof (the "Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

            THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF FGI.  The Board of Trustees recommends that you vote FOR ALL PROPOSALS:

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the new Investment Advisory Agreement	[ ]	[ ]	[ ]
Proposal 4:	FOR	AGAINST	ABSTAIN

To approve the Agreement and Plan of Reorganization that provides for the Reorganization of each Fund of the FBR Fund for Government Investors, a Delaware statutory trust, into the corresponding New Fund of The FBR Funds, a Delaware statutory trust.

	[ ]	[ ]	[ ]

This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Dated _____________________
Name of Shareholder(s) - Please print or type

Signature(s) of Shareholder(s)

Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares.  If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

                PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PRELIMINARY PROXY MATERIALS - FOR SEC USE ONLY

PROXY

FBR Fund for Tax-Free Investors, Inc.
FBR Virginia Tax-Free Portfolio
FBR Maryland Tax-Free Portfolio

SPECIAL MEETING OF SHAREHOLDERS

January 5, 2004

The undersigned hereby appoints Kimberly J. Ochterski and Susan L. Silva, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of each of the separate investment series named above (the "Funds") of the FBR Fund for Tax-Free Investors, Inc.  ("TFI") held by the undersigned at the Special Meeting of Shareholders of TFI to be held at 2:00 p.m., Eastern Time, on February 22, 2004, at 1001 19th Street North, Arlington, VA 22209 and at any adjournment thereof (the "Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

            THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF TFI.  The Board of Directors recommends that you vote FOR ALL PROPOSALS:

Proposal 1:	FOR	AGAINST	ABSTAIN
To approve the new Investment Advisory Agreement	[ ]	[ ]	[ ]
Proposal 2:	FOR	AGAINST	ABSTAIN
To approve the new Investment Sub-Advisory Agreement	[ ]	[ ]	[ ]
Proposal 3:	FOR	AGAINST	ABSTAIN
To approve the Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940.	[ ]	[ ]	[ ]
Proposal 4:	FOR	AGAINST	ABSTAIN

To approve the Agreement and Plan of Reorganization that provides for the Reorganization of each Fund of the FBR Fund for Tax-Free Investors, Inc., a Maryland corporation, to the corresponding New Fund of The FBR Funds, a Delaware statutory trust.

	[ ]	[ ]	[ ]

            This proxy will be voted as specified.  IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

Dated _____________________
Name of Shareholder(s) - Please print or type

Signature(s) of Shareholder(s)

Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares.  If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

                PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.